Exhibit 10.1

EXECUTION COPY

SECURITY AGREEMENT

By

KCG HOLDINGS, INC.

as Issuer

and

THE GUARANTORS PARTY HERETO

and

THE BANK OF NEW YORK MELLON,

as Collateral Agent and as Trustee

Dated as of March 13, 2015

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SCHEDULES

Schedule 1	Perfection Steps

EXHIBITS
Exhibit 1	Acknowledgment by Issuer of Pledged Securities
Exhibit 2	Securities Pledge Amendment
Exhibit 3	Joinder Agreement
Exhibit 4	Copyright Security Agreement
Exhibit 5	Patent Security Agreement
Exhibit 6	Trademark Security Agreement
Exhibit 7	Accession Agreement

iii

SECURITY AGREEMENT

This Security Agreement, dated as of March 13, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”), made by the Guarantors from time to time party hereto by execution of this Agreement or otherwise by execution of a Joinder Agreement (the “Guarantors”) and KCG Holdings, Inc., a Delaware corporation (the “Issuer”), as pledgors and debtors (the Issuer, together with the Guarantors, in such capacities and together with any successors in such capacities, the “Pledgors,” and each, a “Pledgor”), in favor of The Bank of New York Mellon, in its capacities as Trustee and as collateral agent (together with any successor thereto, the “Collateral Agent” for the benefit of the Notes Secured Parties (as defined in the Indenture referred to below).

R E C I T A L S:

A. The Issuer is issuing $500,000,000 aggregate principal amount of 6.875% Senior Secured Notes due 2020 (together with all Additional Notes issued from time to time after the date hereof under, and in accordance with, the Indenture (as defined below) and all notes issued in replacement therefor under the Indenture (as defined below), the “Notes”) pursuant to an indenture dated as of March 13, 2015 (the “Indenture”) among the Issuer, the Guarantors, the Collateral Agent and The Bank of New York Mellon, as trustee (together with any successor thereto, the “Trustee”).

B. Certain Subsidiaries of the Issuer are required under the Indenture to (a) become a party to the Indenture and guarantee the payment of the Notes and the other Indenture Obligations of the Issuer thereunder and the other Indenture Documents to which the Issuer is a party and (b) become a party hereto as a Pledgor and secure its Indenture Obligations under the Indenture and the other Indenture Documents to which it is a party pursuant to the terms hereof.

C. Pursuant to the Note Guarantees, the Pledgors (other than the Issuer) have jointly and severally guaranteed the payment when due of all Indenture Obligations under the Notes, the Indenture and the other Indenture Documents as provided therein.

D. In order to induce (i) the purchasers to purchase the Notes, (ii) each Holder to hold the Notes, and (iii) The Bank of New York Mellon, to act as trustee and as collateral agent, the Pledgors have agreed to grant to the Collateral Agent a continuing security interest in and to the Collateral (as defined below) in order to secure the prompt and complete payment, observance and performance of, among other things, their respective Secured Obligations (as defined below).

E. Each Pledgor will obtain benefits from the issuance of the Notes under the Indenture and, accordingly, desires to execute this Agreement.

F. The Collateral Agent has agreed to act as agent for the benefit of the Notes Secured Parties in connection with the transactions contemplated by the Indenture and this Agreement.

A G R E E M E N T:

NOW THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Notes Secured Parties and hereby covenants and agrees with the Collateral Agent for the benefit of the Notes Secured Parties as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

SECTION 1.1 Definitions.

(a) Unless otherwise defined herein or in the Indenture, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC.

(b) Terms used but not otherwise defined herein that are defined in the Indenture shall have the meanings given to them in the Indenture.

(c) The following terms shall have the following meanings:

“Accession Agreement” means an accession agreement, if any, to this Agreement, in substantially the form of Exhibit 7 hereto, entered into by the Pledgors, the trustee, agent, or other representative for the holders of any Pari Passu Indebtedness and the Collateral Agent from time to time.

“Additional Pledged Interests” shall mean, collectively, with respect to each Pledgor, (i) all options, warrants, rights, agreements, additional membership, partnership or other equity interests of whatever class of any issuer of Initial Pledged Interests or any interest in any such issuer, together with all rights, privileges, authority and powers of such Pledgor relating to such interests in each such issuer or under any Organizational Document of any such issuer, and the certificates, instruments and agreements representing such membership, partnership or other interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such membership, partnership or other equity interests from time to time acquired by such Pledgor in any manner and (ii) all membership, partnership or other equity interests, as applicable, of each limited liability company, partnership or other entity (other than a corporation) hereafter acquired or formed by such Pledgor and all options, warrants, rights, agreements, additional membership, partnership or other equity interests of whatever class of such limited liability company, partnership or other entity, together with all rights, privileges, authority and powers of such Pledgor relating to such interests or under any Organizational Document of any such issuer, and the certificates, instruments and agreements representing such membership, partnership or other equity interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such membership, partnership or other interests, from time to time acquired by such Pledgor in any manner.

“Additional Pledged Shares” shall mean, collectively, with respect to each Pledgor, (i) all options, warrants, rights, Equity Interests, agreements, additional shares of capital stock of whatever class of any issuer of the Initial Pledged Shares or any other equity interest in any such issuer, together with all rights, privileges, authority and powers of such Pledgor relating to such interests issued by any such issuer under any Organizational Document of any such issuer, and the certificates, instruments and agreements representing such interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such interests, from time to time acquired by such Pledgor in any manner and (ii) all the issued and outstanding shares of capital stock of each corporation hereafter acquired or formed by such Pledgor and all options, warrants, rights, agreements or additional shares of capital stock of whatever class of such corporation, together with all rights, privileges, authority and powers of such Pledgor relating to such shares or under any Organizational Document of such corporation, and the certificates, instruments and agreements representing such shares and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such shares, from time to time acquired by such Pledgor in any manner.

“Agreement” shall have the meaning assigned to such term in the Preamble hereof.

“Charges” shall mean any and all property and other taxes, assessments and special assessments, levies, fees and all governmental charges imposed upon or assessed against, and all claims (including any landlords’, carriers’, mechanics’, workmen’s, repairmen’s, laborers’, materialmen’s, suppliers’ and warehousemen’s Liens and other charges arising by operation of law) against, all or any portion of the Pledged Collateral.

“Collateral Agent” shall have the meaning assigned to such term in the Recitals hereof.

“Commodity Account Control Agreement” shall mean a commodity account control agreement in a form that is reasonably satisfactory to the Collateral Agent (or if and so long as a Senior Credit Facility is in effect, reasonably satisfactory to the Senior Credit Facility Agent); provided, that in no event shall the Collateral Agent be required to enter into any such commodity account control agreement which requires the Collateral Agent to indemnify or reimburse any party thereto from the Collateral Agent’s own funds or from funds other than those received by the Collateral Agent from the applicable commodity account and actually in the possession of the Collateral Agent at the time it receives any demand for reimbursement or indemnification.

“Contracts” shall mean, collectively, with respect to each Pledgor, all sale, service, performance, equipment or property lease contracts, Licenses, agreements and grants and all other contracts, agreements or grants (in each case, whether written or oral, or third party or intercompany), to which such Pledgor is a party, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.

“Control” shall mean (i) in the case of each Deposit Account, “control,” as such term is defined in Section 9-104 of the UCC, (ii) in the case of any Security Entitlement, “control,” as such term is defined in Section 8-106 of the UCC and (iii) in the case of any Commodity Contract, “control,” as such term is defined in Section 9-106 of the UCC.

“Control Agreements” shall mean, collectively, the Deposit Account Control Agreement(s), the Securities Account Control Agreement(s) and the Commodity Account Control Agreement(s).

“Copyright Security Agreement” shall mean an agreement substantially in the form annexed hereto as Exhibit 4.

“Copyrights” shall mean all works of authorship, mask works, or other copyrightable works, whether registered as copyrights or unregistered, and all pending applications for the same, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Deposit Account Control Agreement” shall mean a deposit account control agreement in a form that is reasonably satisfactory to the Collateral Agent (or if and so long as a Senior Credit Facility is in effect, reasonably satisfactory to the Senior Credit Facility Agent); provided, that in no event shall the Collateral Agent be required to enter into any such deposit account control agreement which requires the Collateral Agent to indemnify or reimburse any party thereto from the Collateral Agent’s own funds or from funds other than those received by the Collateral Agent from the applicable deposit account and actually in the possession of the Collateral Agent at the time it receives any demand for reimbursement or indemnification.

“Deposit Accounts” shall mean, collectively, with respect to each Pledgor, (i) all “deposit accounts” as such term is defined in the UCC and in any event shall include all accounts and sub-accounts relating to any of the foregoing accounts and (ii) all cash, funds, checks, notes and instruments from time to time on deposit in, or credited to, any of the accounts or sub-accounts described in clause (i) of this definition.

“Discharge of First Lien Obligations” has the meaning provided for such term in the Intercreditor Agreement, if any.

“Distributions” shall mean, collectively, with respect to each Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Securities or Intercompany Notes.

“Domain Names” shall mean all internet domain names and associated uniform resource locator addresses.

“Excluded Accounts” shall mean (i) Payroll Accounts, (ii) Deposit Accounts used solely for taxes, including, without limitation, sales tax, (iii) Deposit Accounts used solely for escrow accounts, (iv) Deposit Accounts used solely for fiduciary or trust accounts, (v) employee benefits accounts (to the extent exclusively containing funds held for employee benefits), (vi) 401(k) accounts (to the extent exclusively containing funds held for 401(k) accounts), (vii) pension fund accounts (to the extent exclusively containing funds held for pension funds), (viii) any Deposit Account or Securities Account the funds or securities in which consist solely of amounts pledged or deposited under clauses (4), (5), (14), (21) and (24) of the definition of “Permitted Liens” in the Indenture, and (ix) Deposit Accounts the daily balance in which does not at any time exceed $1,000,000 for any such Deposit Account or $3,000,000 in the aggregate for all such Deposit Accounts.

“Excluded Property” shall mean (A) any lease, license, contract, property rights or other agreement, or any property subject to a purchase money security interest or similar arrangement, to which any Pledgor is a party, any of its rights or interests thereunder, or any assets subject thereto, if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Pledgor therein or (ii) a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or other agreement, or agreement in connection with any property subject to a purchase money security interest or similar arrangement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction after giving effect to the applicable anti-assignment provisions of the UCC or any other applicable Legal Requirement (including the Bankruptcy Code) or principles of equity); provided, however, that in the case of (i), such security interest shall attach immediately and automatically at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied; provided, further, that, to the extent severable, such security interest shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (i) or (ii) including any Proceeds and receivables of such lease, license, contract, property rights or agreement; (B) any assets in which the grant of a pledge or other security interest thereunder would be prohibited by any Legal Requirement (other than the Organizational Documents of any Pledgor or Subsidiary thereof); (C) any assets of a Foreign Subsidiary and any of the outstanding Voting Stock of any Foreign Subsidiary in excess of 66% of the total Voting Stock of such Foreign Subsidiary; (D) any of the outstanding Equity Interests of any person other than a Wholly Owned Subsidiary if and to the extent that the grant of a security interest in such Equity Interests pursuant to this Agreement is prohibited by the terms of such person’s Organizational Documents or joint venture documents, so long as such restrictions did not arise in anticipation of the Indenture Documents and the liens to be created hereunder; (E) any of the outstanding Equity Interests of any Excluded Regulated Subsidiary if such Pledgor has certified to the Collateral Agent in writing that in its reasonable judgment the grant of a security interest in such Equity Interests pursuant to the Collateral Documents would have a materially adverse regulatory effect or is not permitted by applicable law; (F) Letter-of-Credit Rights (except to the extent perfection therein can be obtained by filing of UCC financing statements); (G) any governmental licenses or state or local franchises, charters and authorizations, to the extent security interests in such licenses, franchises, charters or authorizations are prohibited or restricted thereby; (H) any Trademark applications filed in the United States Patent and Trademark Office on the basis of any Pledgor’s “intent-to-use” such Trademark, unless and until acceptable evidence of such use of such Trademark has been filed with the United States Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et. seq.), to the extent that granting a lien in such Trademark application prior to such filing would adversely affect the enforceability or validity of such Trademark application or an ensuing registration; (I) Excluded Accounts; (J) any Motor Vehicles or other assets subject to certificates of title (except to the extent perfection therein can be obtained by filing of UCC financing statements); (K) any real property or real property interests (including leasehold interests to the extent not constituting personal property) other than fee owned real property with fair market value greater than $2,500,000; and (L) those assets as to which the Collateral Agent and the Issuer reasonably agree in writing that the cost of obtaining a security interest in or perfection thereof is excessive in relation to the benefit to the Notes Secured Parties of the security to be afforded thereby. For the avoidance of doubt, any such action asked of the Collateral Agent shall be subject to the provisions of the Indenture Documents and the terms hereof including, without limitation, Sections 9.1(b), (c)(1) and (c)(2) hereunder.

“Excluded Regulated Subsidiary” shall mean any Restricted Subsidiary of the Issuer that is a (i) Broker-Dealer Subsidiary or a Subsidiary of a Broker-Dealer Subsidiary or (ii) another regulated entity or a licensed mortgage Restricted Subsidiary, in each case in respect of which the guaranteeing by such Restricted Subsidiary of the Indenture Obligations could, in the good faith judgment of the Issuer, reasonably be expected to result in adverse regulatory effects to such Restricted Subsidiary or impair the conduct of the business of such Restricted Subsidiary.

“First Lien Secured Parties” means, collectively, (a) the Senior Credit Facility Secured Parties, (b) any lenders under Indebtedness constituting First Lien Obligations, (c) each other Person to whom any First Lien Obligations are owed and (d) the successors, replacements and assigns of each of the foregoing, sometimes being referred to herein individually as a “First Lien Secured Party.”

“General Intangibles” shall mean, collectively, with respect to each Pledgor, all “general intangibles,” as such term is defined in the UCC, of such Pledgor and, in any event, shall include (i) all of such Pledgor’s rights, title and interest in, to and under all insurance policies and coverages and Contracts, (ii) all know-how and warranties relating to any of the Pledged Collateral or any of the Mortgaged Property, (iii) any and all other rights, claims, choses-in-action and causes of action of such

Pledgor against any other person and the benefits of any and all collateral or other security given by any other person in connection therewith (other than Commercial Tort Claims), (iv) all guarantees, endorsements and indemnifications on, or of, any of the Pledged Collateral or any of the Mortgaged Property, (v) all lists, books, records, correspondence, ledgers, printouts, files (whether in printed form or stored electronically), tapes and other papers or materials containing information relating to any of the Pledged Collateral or any of the Mortgaged Property, including all customer or tenant lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, appraisals, recorded knowledge, surveys, studies, engineering reports, test reports, manuals, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs and the like, field repair data, accounting information pertaining to such Pledgor’s operations or any of the Pledged Collateral or any of the Mortgaged Property and all media in which or on which any of the information or knowledge or data, or software or computer programs subject to the definition of “Software” or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (vi) all licenses, consents, permits, variances, certifications, authorizations and approvals, however characterized, of any Governmental Authority (or any person acting on behalf of a Governmental Authority) now or hereafter acquired or held by such Pledgor pertaining to operations now or hereafter conducted by such Pledgor or any of the Pledged Collateral or any of the Mortgaged Property including building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and certificates of operation and (vii) all rights to reserves, payment intangibles, deferred payments, deposits, refunds or indemnification claims to the extent the foregoing relate to any Pledged Collateral or any Mortgaged Property and claims for tax or other refunds against any Governmental Authority relating to any Pledged Collateral or any of the Mortgaged Property.

“Guarantors” shall have the meaning assigned to such term in the Preamble hereof.

“Indenture” shall have the meaning assigned to such term in the Recitals hereof.

“Initial Pledged Interests” shall mean, collectively, with respect to each Pledgor, all membership, partnership or other Equity Interests (other than in a corporation), as applicable, of each issuer described in Schedule 10 to the Perfection Certificate, together with all rights, privileges, authority and powers of such Pledgor in and to each such issuer or under any Organizational Document of each such issuer, and the certificates, instruments and agreements representing such membership, partnership or other interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such membership, partnership or other interests.

“Initial Pledged Shares” shall mean, collectively, with respect to each Pledgor, the issued and outstanding shares of capital stock of each issuer that is a corporation described in Schedule 10 to the Perfection Certificate, together with all rights, privileges, authority and powers of such Pledgor relating to such interests in each such issuer or under any Organizational Document of each such issuer, and the certificates, instruments and agreements representing such shares of capital stock and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to the Initial Pledged Shares.

“Instructing Group” shall have the meaning assigned to such term in Section 11.19(c) of this Agreement.

“Instruments” shall mean, collectively, with respect to each Pledgor, all “instruments,” as such term is defined in Article 9, rather than Article 3, of the UCC, and shall include all promissory notes, drafts, bills of exchange or acceptances.

“Intellectual Property” shall mean, collectively, the Patents, Trademarks, Copyrights, Trade Secrets, Software and Domain Names.

“Intellectual Property Collateral” shall mean the rights in Intellectual Property owned by each Pledgor, including the Intellectual Property listed in Schedule 13(a) to the Perfection Certificate.

“Intercompany Notes” shall mean, with respect to each Pledgor, the Intercompany Note and all intercompany notes hereafter acquired by such Pledgor and all certificates, instruments or agreements evidencing the Intercompany Note and such intercompany notes, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof to the extent permitted pursuant to the terms hereof.

“Investment Property” shall mean a security, whether certificated or uncertificated, Security Entitlement, Securities Account, Commodity Contract or Commodity Account, excluding, however, the Securities Collateral.

“Issuer” shall have the meaning assigned to such term in the Preamble hereof.

“Joinder Agreement” shall mean an agreement substantially in the form annexed hereto as Exhibit 3.

“Letter-of-Credit Rights” shall mean letter-of-credit right (as that term is defined in the UCC).

“Licenses” shall mean, collectively, with respect to each Pledgor, all license agreements with, and covenants not to sue, any other party with respect to any Intellectual Property, whether such Pledgor is a licensor or licensee, under any such license agreement, together with any and all (i) renewals, extensions and supplements thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including damages and payments for breaches thereof, (iii) rights to sue for breaches thereof and (iv) other rights thereunder, in all cases subject to the limitations, restrictions, obligations, covenant and other terms and conditions of each Contract governing such license to Intellectual Property.

“Material Adverse Effect” shall mean (a) a material adverse effect on, or material adverse change in, the financial condition, results of operations, assets, liabilities (contingent or otherwise) or business of the Issuer and its Restricted Subsidiaries, taken as a whole, or the Pledgors, taken as a whole, (b) a material impairment of the ability of the Pledgors, taken as a whole, to fully and timely perform any of its obligations under any Indenture Document, (c) a material impairment of the rights of or benefits or remedies, taken as a whole, available to the Trustee, the Collateral Agent or any other Notes Secured Party under any Indenture Document, or (d) a material adverse effect on the Collateral (or any material portion thereof) or the validity, enforceability, perfection or priority of the Lien in favor of the Collateral Agent (for its benefit and for the benefit of the other Notes Secured Parties) on the Collateral or any material portion thereof.

“Mortgaged Property” shall have the meaning assigned to such term in any Mortgages.

“Motor Vehicles” shall mean motor vehicles that are owned by a Pledgor covered by a certificate of title law of any state.

“Organizational Documents” shall mean, with respect to any person, (i) in the case of any corporation, the certificate or articles of incorporation and by-laws (or similar documents) of such person, (ii) in the case of any limited liability company, the certificate of formation and operating agreement (or similar documents) of such person, (iii) in the case of any limited partnership, the certificate of formation and limited partnership agreement (or similar documents) of such person, (iv) in the case of any general partnership, the partnership agreement (or similar document) of such person, (v) in any other case, the functional equivalent of the foregoing and (vi) any shareholder, voting trust or similar agreement between or among any holder of Equity Interests of such person.

“Pari Passu Payment Lien Documents” means any loan, indenture, purchase agreement, loan agreement or similar agreement relating to the Pari Passu Indebtedness and related documents identified in a Supplement to the Intercreditor Agreement.

“Pari Passu Payment Lien Obligations” means all Obligations in respect of any Pari Passu Indebtedness or arising under Pari Passu Payment Lien Documents.

“Patent Security Agreement” shall mean an agreement substantially in the form annexed hereto as Exhibit 5.

“Patents” shall mean all patents, patent applications, patent disclosures and inventions, including any continuations, divisions, continuations-in-part, renewals, and reissues for any of the foregoing, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Payroll Account” shall mean any Deposit Account of a Pledgor that is used by such Pledgor solely as a payroll account for the employees of such Pledgor.

“Perfection Certificate” shall mean that certain perfection certificate dated the date hereof, executed and delivered by each Pledgor in favor of the Collateral Agent for the benefit of the Notes Secured Parties and each other Perfection Certificate (which shall be in form and substance similar to that provided to the Senior Credit Facility Agent (or if a Senior Credit Facility is not in effect, reasonably acceptable to the Collateral Agent)) executed and delivered by the applicable Pledgor in favor of the Collateral Agent for the benefit of the Notes Secured Parties contemporaneously with the execution and delivery of each Joinder Agreement executed in accordance with Section 3.5, in each case, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time by a Perfection Certificate Supplement or otherwise in accordance with the Indenture.

“Perfection Certificate Supplement” shall mean a perfection certificate supplement executed by a Responsible Officer of the Issuer and addressed to the Collateral Agent and reasonably acceptable to the Collateral Agent (or if a Senior Credit Facility is in effect, in form and substance similar to that being provided at the same time to the Senior Credit Facility Agent).

“Pledged Collateral” shall have the meaning assigned to such term in Section 2.1.

“Pledged Interests” shall mean, collectively, the Initial Pledged Interests and the Additional Pledged Interests.

“Pledged Securities” shall mean, collectively, the Pledged Interests, the Pledged Shares and the Successor Interests.

“Pledged Shares” shall mean, collectively, the Initial Pledged Shares and the Additional Pledged Shares.

“Pledgor” shall have the meaning assigned to such term in the Preamble hereof.

“Regulated Subsidiary” shall mean any Broker-Dealer Subsidiary or other Excluded Regulated Subsidiary.

“Secured Obligations” shall mean, collectively, the Indenture Obligations and the Pari Passu Payment Lien Obligations, if any.

“Securities Account Control Agreement” shall mean a securities account control agreement in a form that is reasonably satisfactory to the Collateral Agent (or if and so long as a Senior Credit Facility is in effect, reasonably satisfactory to the Senior Credit Facility Agent); provided, that in no event shall the Collateral Agent be required to enter into any such securities account control agreement which requires the Collateral Agent to indemnify or reimburse any party thereto from the Collateral Agent’s own funds or from funds other than those received by the Collateral Agent from the applicable securities account and actually in the possession of the Collateral Agent at the time it receives any demand for reimbursement or indemnification.

“Securities Collateral” shall mean, collectively, the Pledged Securities, the Intercompany Notes and the Distributions.

“Securities Pledge Amendment” shall mean an agreement substantially in the form annexed hereto as Exhibit 2.

“Software” shall mean rights in intellectual property comprising computer programs, object code, source code and supporting documentation, including, without limitation, “software” as such term is defined in the UCC, and computer programs that may be construed as included in the definition of “goods” in the UCC.

“Successor Interests” shall mean, collectively, with respect to each Pledgor, all shares of each class of the capital stock of the successor corporation or interests or certificates of the successor limited liability company, partnership or other entity owned by such Pledgor (unless such successor is such Pledgor itself) formed by or resulting from any consolidation or merger in which any person listed on Schedule 1(a) to the Perfection Certificate is not the surviving entity.

“Termination Time” shall have the meaning assigned to such term in Section 9.1(d).

“Trademark Security Agreement” shall mean an agreement substantially in the form annexed hereto as Exhibit 6.

“Trademarks” shall mean all trademarks, service marks and trade dress, including trade names logos, slogans, and other indicia of origin, whether registered or unregistered, and all applications for the same, together (in each case) with all of the goodwill associated therewith, rights of publicity (including names, images, likenesses, and personas), and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Trade Secrets” shall mean all trade secrets or other proprietary and confidential information including unpatented inventions, invention disclosures, financial data, technical data, personal information, customer lists, supplier lists, business plans, know-how, formulae, methods (whether or not patentable), designs, processes, procedures, source code, object code, and data collections, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“UCC” shall mean the Uniform Commercial Code as in effect in the State of New York; provided, however, that if by reason of mandatory provisions of applicable Legal Requirements, any or all of the attachment, perfection or priority of the Collateral Agent’s and the other Notes Secured Parties’ security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions relating to such provisions.

SECTION 1.2 Interpretation. The rules of interpretation specified in the Indenture (including Section 1.03 thereof) shall be applicable to this Agreement.

SECTION 1.3 Resolution of Drafting Ambiguities. Each Pledgor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery hereof, that it and its counsel reviewed and participated in the preparation and negotiation hereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., the Collateral Agent) shall not be employed in the interpretation hereof.

SECTION 1.4 Perfection Certificate. The Perfection Certificate and all descriptions of Pledged Collateral, schedules, amendments and supplements thereto are and shall at all times remain a part of this Agreement.

ARTICLE II

GRANT OF SECURITY AND SECURED OBLIGATIONS

SECTION 2.1 Grant of Security Interest. As collateral security for the payment and performance in full of all the Secured Obligations, each Pledgor hereby pledges and grants to the Collateral Agent for the ratable benefit of the Notes Secured Parties, a lien on and security interest in and to all of the right, title and interest of such Pledgor in, to and under the following property, wherever located, whether now existing or hereafter arising or acquired from time to time (collectively, the “Pledged Collateral”):

(a) all Accounts;

(b) all Equipment, Inventory, Fixtures and other Goods;

(c) all Documents, Instruments and Chattel Paper (including all Tangible Chattel Paper and all Electronic Chattel Paper);

(d) all Letter-of-Credit Rights (whether or not the letter of credit is evidenced by a writing);

(e) all Securities Collateral;

(f) all Investment Property (including all Securities Accounts and Commodity Accounts);

(g) all Intellectual Property Collateral;

(h) all Commercial Tort Claims (including all Commercial Tort Claims described on Schedule 14 to the Perfection Certificate);

(i) all General Intangibles;

(j) all Deposit Accounts;

(k) all Money;

(l) all Supporting Obligations;

(m) all books and records pertaining to the Pledged Collateral (including, without limitation, all books, customer lists, and records, whether tangible or electronic, which contain any information or data relating to any of the foregoing);

(n) to the extent not covered by clauses (a) through (m) of this sentence, choses in action and all other personal property of such Pledgor, whether tangible or intangible; and

(o) all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guarantee payable to such Pledgor from time to time with respect to any of the foregoing.

Notwithstanding anything to the contrary contained in clauses (a) through (o) above, the security interest created by this Agreement shall not extend to, and the term “Pledged Collateral” shall not include, any Excluded Property and the Pledgors shall from time to time at the reasonable request of the Collateral Agent give written notice to the Collateral Agent identifying in reasonable detail the Excluded Property and shall provide to the Collateral Agent such other information regarding the Excluded Property as the Collateral Agent may reasonably request.

Notwithstanding anything herein to the contrary, the Lien and security interest granted to the Collateral Agent pursuant to this Agreement, and the exercise of any right or remedy by such Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.

Notwithstanding anything to the contrary herein, to the extent any security interest under a Collateral Document (other than (x) by the filing of a financing statement under the UCC, and (y) by the delivery of stock certificates of each Guarantor and the other material Domestic Subsidiaries of the Issuer, to the extent that Capital Stock of each such person is in certificated form) is not perfected on the date of this Agreement, the Pledgors shall, upon notice to the Collateral Agent, have an additional 60 days after the date of this Agreement (which period shall be extended to 180 days after the date of this Agreement if, after using commercially reasonable efforts, the Pledgors are unable cause such security interests to be perfected within such 60-day period) within which to use commercially reasonable efforts to create and perfect such security interests.

SECTION 2.2 Filings.

(a) Each Pledgor hereby irrevocably authorizes the Collateral Agent (but the Collateral Agent is not obligated) at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings), continuation statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement, continuation statement or amendment relating to the Pledged Collateral, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor, and (ii) in the case of a financing statement filed as a fixture filing or covering Pledged Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Pledged Collateral relates. Such financing statements may describe the collateral in the same manner as described herein or may contain a description of collateral that describes such property in any other manner as is necessary or advisable to ensure the perfection or priority of the security interest in the collateral granted to the Collateral Agent in connection herewith, including, describing such property as “all assets whether now owned or hereafter acquired” or “all personal property whether now owned or hereafter acquired” (regardless of whether any particular asset comprised in the Pledged Collateral falls within the scope of Article 9 of the UCC).

(b) Each Pledgor hereby ratifies its authorization (without imposing any duty on the Collateral Agent) to file in any relevant jurisdiction any initial financing statements or amendments thereto relating to the Pledged Collateral if filed prior to the date hereof.

(c) Each Pledgor hereby further authorizes the Collateral Agent (but the Collateral Agent is not obligated) to file filings with the United States Patent and Trademark Office or the United States Copyright Office (or any successor office or any similar office in any other country), including this Agreement, the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the pledge and security interest granted by such Pledgor hereunder, without the signature of such Pledgor, and naming such Pledgor, as debtor, and the Collateral Agent, as secured party.

(d) For the avoidance of doubt, neither the Trustee nor the Collateral Agent shall be under any obligation whatsoever to file any financing or continuation statements or make any other filings described in this Section 2.2.

ARTICLE III

PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;

USE OF PLEDGED COLLATERAL

SECTION 3.1 Delivery of Certificated Securities Collateral. Each Pledgor represents and warrants that all certificates, agreements or instruments representing or evidencing the Securities Collateral in existence on the date hereof have been delivered to the Collateral Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Collateral Agent has a valid, enforceable, perfected security interest subject to no Liens other than to Permitted Liens. Each Pledgor hereby agrees that all certificates, agreements or instruments representing or evidencing Securities Collateral acquired by such Pledgor after the date hereof shall promptly (and in any event within 10 Business Days for issuers organized in the United States or 20 Business Days for issuers organized outside of the United States or such longer period as may be agreed to by the Collateral Agent in writing in its sole discretion) upon receipt thereof by such Pledgor be delivered to and held by or on behalf of the Collateral Agent pursuant hereto. All certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent (or if and so long as a Senior Credit Facility is in effect, the Senior Credit Facility Agent). The Collateral Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Collateral Agent or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder. In addition, the Collateral Agent shall have the right at any time to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.

SECTION 3.2 Perfection of Uncertificated Securities Collateral. Each Pledgor represents and warrants that the Collateral Agent has a valid, enforceable, perfected security interest subject to no Liens other than Permitted Liens in all uncertificated Pledged Securities pledged by it hereunder that are in existence on the date hereof. Each Pledgor hereby agrees that if any issuer of Pledged Securities is organized in a jurisdiction that does not require the use of certificates to evidence equity ownership or any of the Pledged Securities are at any time not evidenced by certificates of ownership, then each applicable Pledgor shall, (i) if necessary to perfect a security interest subject to no Liens other than Permitted Liens in such Pledged Securities, cause such pledge to be recorded on the equityholder register or the books of the issuer, cause the issuer to execute and deliver to the Collateral Agent an acknowledgment of the pledge of such Pledged Securities substantially in the form of Exhibit 1 annexed hereto, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Collateral Agent the right to transfer such Pledged Securities under the terms hereof and, provide to the Collateral Agent an Opinion of Counsel, in form and substance reasonably satisfactory to the Collateral Agent (or if and so long as a Senior Credit Facility is in effect, similar to that provided to the Senior Credit Facility Agent), confirming such pledge and perfection thereof and (ii) if reasonably requested by the Collateral Agent and otherwise permitted under applicable law, cause such Pledged Securities to become certificated and delivered to the Collateral Agent in accordance with the provisions of Section 3.1.

SECTION 3.3 Financing Statements and Other Filings; Maintenance of Perfected Security Interest. Each Pledgor represents and warrants that the only filings, registrations and recordings necessary to perfect the security interest granted by each Pledgor to the Collateral Agent in respect of the Pledged Collateral on the date hereof are listed on Schedule 1 hereto. All such filings, registrations and recordings will be made by the Pledgors no later than 10 days after the date of this Agreement in each applicable governmental, municipal or other office specified in Schedule 1 hereto and copies of the filings delivered promptly to the Collateral Agent. Each Pledgor agrees that at the sole cost and expense of the Pledgors, (i) such Pledgor will maintain the security interest created by this Agreement in the Pledged Collateral as a valid, enforceable, perfected security interest subject to no Liens other than Permitted Liens and shall defend such security interest against the claims and demands of all persons, (ii) such Pledgor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Pledged Collateral and such other reports in connection with the Pledged Collateral as the Collateral Agent may reasonably request, all in reasonable detail and (iii) at any time and from time to time, such Pledgor shall promptly and duly execute and deliver, and file and have recorded, such further instruments and documents and take such further action for the purpose of obtaining or preserving the full benefits of this Agreement and the rights and powers herein granted, including (x) the filing of any financing statements, continuation statements and other documents (including this Agreement) under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby and (y) the execution and delivery of Control Agreements, all in form reasonably satisfactory to the Collateral

Agent (or if and so long as a Senior Credit Facility is in effect, similar to that provided to the Senior Credit Facility Agent) and in such offices (including the United States Patent and Trademark Office and the United States Copyright Office) wherever required by applicable Legal Requirements to perfect (to the extent a security interest in such Pledged Collateral may be so perfected under applicable Legal Requirements), continue and maintain a valid, enforceable, perfected security interest subject to no Liens other than Permitted Liens in the Pledged Collateral as provided herein and to preserve the other rights and interests granted to the Collateral Agent hereunder, as against third parties, with respect to the Pledged Collateral.

SECTION 3.4 Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent’s security interest in the Pledged Collateral, each Pledgor represents and warrants and covenants as follows, in each case at such Pledgor’s own expense, to take the following actions with respect to the following Pledged Collateral:

(a) Instruments and Tangible Chattel Paper. As of the date hereof, each Pledgor hereby represents and warrants that (i) no amounts individually or in the aggregate in excess of $3,000,000 payable under or in connection with any of the Pledged Collateral are evidenced by any Instrument or Tangible Chattel Paper other than the Intercompany Note and the Instruments and Tangible Chattel Paper listed on Schedule 11 to the Perfection Certificate, (ii) the Intercompany Note has been properly assigned and delivered to the Collateral Agent, accompanied by an endorsement to the Intercompany Note in the form attached thereto duly executed in blank by each Pledgor, and (iii) each such Instrument and each such item of Tangible Chattel Paper individually or in the aggregate in excess of $3,000,000 has been properly endorsed, assigned and delivered to the Collateral Agent, accompanied by instruments of transfer or assignment duly executed in blank. If any amount, individually or in the aggregate, in excess of $3,000,000 then payable under or in connection with any of the Pledged Collateral shall be evidenced by any Instrument or Tangible Chattel Paper, the Pledgor acquiring such Instrument or Tangible Chattel Paper shall promptly (and in any event within 10 days) endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify; provided, however, that so long as no Event of Default has occurred and is continuing, upon written request by such Pledgor, the Collateral Agent shall promptly (and in any event within 10 Business Days) return such Instrument (other than the Intercompany Note) or Tangible Chattel Paper to such Pledgor from time to time, to the extent necessary for collection in the ordinary course of such Pledgor’s business.

(b) Deposit Accounts. Each Pledgor hereby represents and warrants that (i) as of the date hereof, each Pledgor does not maintain any Deposit Accounts in which the Pledgors maintain an average daily balance in excess of $1,000,000, individually or in the aggregate, other than those listed on Schedule 15(a) to the Perfection Certificate, and (ii) upon the execution and delivery of Deposit Account Control Agreements with respect to each of the Deposit Accounts (other than Excluded Accounts) listed on Schedule 15(a) to the Perfection Certificate (the “Initial Deposit Accounts”), the Collateral Agent shall have a valid, enforceable, perfected security interest subject to no Liens other than Permitted Liens in such Deposit Accounts by Control. No Pledgor shall maintain any Initial Deposit Account or hereafter establish and maintain any Deposit Account (other than any Excluded Account) in which the Pledgors customarily maintain an average daily balance in excess of $1,000,000, individually or in the aggregate, unless such Pledgor shall have duly executed and delivered (to the extent the other parties to the Deposit Account Control Agreement are willing to execute and deliver such agreement), and used commercially reasonable efforts to cause the relevant Bank to duly execute and deliver, to the Collateral Agent a Deposit Account Control Agreement (or an amendment to an existing Deposit Account Control Agreement) with respect to such Deposit Account within (i) in the case of an Initial Deposit Account, 60 days from the date hereof and (ii) in the case of any such other Deposit Account, 30 days from the date of its establishment. The Collateral Agent shall not give any instructions directing the disposition of funds from time to time credited to any Deposit Account or withhold any withdrawal rights from such Pledgor with respect to funds from time to time credited to any Deposit Account unless an Event of Default has occurred and is continuing or, after giving effect to any withdrawal, would occur. The provisions of this Section 3.4(b) shall not apply to any Deposit Accounts for which the Collateral Agent is the Bank. As of the date hereof and until the termination of this Agreement pursuant to Section 11.4, no Pledgor has granted or shall grant Control of any Deposit Account (including any Excluded Account) to any person other than (i) the Collateral Agent or (ii) subject to the Intercreditor Agreement, the Senior Credit Facility Agent.

(c) Securities Accounts and Commodity Accounts. (i) Each Pledgor hereby represents and warrants that (1) as of the date hereof, it has neither opened nor maintains any Securities Accounts or Commodity Accounts in which the amount and/or fair market value, individually or in the aggregate, of the financial assets and/or commodity contracts, as the case may be, held from time to time in all such accounts does not exceed $1,000,000, other than those listed on Schedule 15(b) to the Perfection Certificate, (2) upon the execution and delivery of Securities Account Control Agreements or Commodity Account Control Agreements with respect to each Securities Account or Commodity Account (other than Excluded Accounts) listed on Schedule 15(b) to the Perfection Certificate (the “Initial Securities Accounts” and the “Initial Commodity Accounts,” respectively), the Collateral Agent shall have a valid, enforceable, perfected security interest subject to no Liens other than Permitted Liens in such Securities Accounts and Commodity Accounts by Control, and (3) as of the date hereof, it does not hold, own or have any interest in any certificated securities or uncertificated securities other than those constituting Pledged Securities and those maintained in Securities Accounts or Commodity Accounts listed on Schedule 15(b) to the Perfection Certificate or in respect of which the Collateral Agent has Control. If any Pledgor shall at any time hold or acquire any certificated securities constituting Investment Property and having a fair market value, individually or in the aggregate, in excess of $1,000,000, such Pledgor shall promptly (and in any event within 10 Business Days of acquiring such security) (a) endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank, all in form and substance reasonably satisfactory to the Collateral Agent (or if and so long as a Senior Credit Facility is in effect, similar to that provided to the Senior Credit Facility Agent) or (b) deliver such securities into a Securities Account (other than an Excluded Account) with respect to which a Control Agreement is in effect in favor of the Collateral Agent. If any securities now or hereafter acquired by any Pledgor constituting Investment Property and having a fair market value, individually or in the aggregate, in excess of $1,000,000 are uncertificated and are issued to such Pledgor or its nominee directly by the issuer thereof, such Pledgor shall promptly (and in any event within five Business Days of acquiring such security) notify the Collateral Agent thereof and pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent (or if and so long as a Senior Credit Facility is in effect, similar to that provided to the Senior Credit Facility Agent) either (a) cause the issuer to agree to comply with Entitlement Orders or other instructions from the Collateral Agent as to such securities, without further consent of any Pledgor or such nominee, (b) cause a Security Entitlement with respect to such uncertificated security to be held in a Securities Account (other than an Excluded Account) with respect to which the Collateral Agent has Control or (c) arrange for the Collateral Agent to become the registered owner of the securities. The Pledgors shall not maintain any Initial Securities Account or Initial Commodities Account or hereafter establish and maintain any Securities Account or Commodity Account with any Securities Intermediary or Commodity Intermediary unless (other than an Excluded Account) such Pledgor shall have duly executed and delivered (to the extent the other parties to the applicable Control Agreement are willing to execute and deliver such agreement), and used commercially reasonable efforts to cause the Securities Intermediary or Commodity Intermediary, as the case may be, to duly execute and deliver, a Control Agreement with respect to such Securities Account or Commodity Account, as the case may be within (i) in the case of an Initial Securities Account or Initial Commodities Account, 60 days from the date hereof and (ii) in the case of any such other Securities Account or Commodity Account, 30 days from the date of its establishment. The Collateral Agent shall not give any Entitlement Orders or instructions or directions to any issuer of uncertificated securities, Securities Intermediary or Commodity Intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by such Pledgor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights, would occur. The provisions of this Section 3.4(c) shall not apply to any Financial Assets credited to a Securities Account for which the Collateral Agent is the Securities Intermediary. No Pledgor shall grant Control over any Investment Property (including any Excluded Account) to any person other than (x) the Collateral Agent or (y) subject to the Intercreditor Agreement, the Senior Credit Facility Agent.

(iii) As between the Collateral Agent and the Pledgors, the Pledgors shall bear the investment risk with respect to the Investment Property and Pledged Securities, and the risk of loss of, damage to, or the destruction of the Investment Property and Pledged Securities, whether in the possession of, or maintained as a security entitlement or deposit by, or subject to the control of, the Collateral Agent, a Securities Intermediary, Commodity Intermediary, any Pledgor or any other person; provided, however, that nothing contained in this Section 3.4(c) shall release or relieve any Securities Intermediary or Commodity Intermediary of its duties and obligations to the Pledgors or any other person under any Control Agreement or under applicable Legal Requirements. Each Pledgor shall promptly pay all Charges and fees of whatever kind or nature with respect to the Investment Property and Pledged Securities pledged by it under this Agreement. In the event any Pledgor shall fail to make such payment contemplated in the immediately preceding sentence, the Collateral Agent may (but shall in no event be required to) do so for the account of such Pledgor and the Pledgors shall promptly reimburse and indemnify the Collateral Agent from all costs and expenses incurred by the Collateral Agent under this Section 3.4(c) in accordance with Section 9.3 of this Agreement.

(d) Electronic Chattel Paper and Transferable Records. If any amount, individually or in the aggregate, in excess of $3,000,000 or payable under or in connection with any of the Pledged Collateral is evidenced by any Electronic Chattel Paper or any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), the Pledgor acquiring such Electronic Chattel Paper or transferable record shall promptly (and in any event within 30 days of the acquisition thereof) notify the Collateral Agent thereof and shall use commercially efforts to vest in the Collateral Agent control under UCC Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with such Pledgor that the Collateral Agent will arrange, pursuant to procedures reasonably satisfactory to the Collateral Agent (or if and so long as a Senior Credit Facility is in effect, similar to those agreed with the Senior Credit Facility Agent and so long as such procedures will not result in the Collateral Agent’s loss of control), for the Pledgor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Pledgor with respect to such Electronic Chattel Paper or transferable record.

(e) Letter-of-Credit Rights. The parties acknowledge and agree that no Pledgor shall have any obligation hereunder to take any perfection steps (other than filing of appropriate financing statements under the UCC) with respect to any security interest in any letter-of-credit under which any Pledgor is the beneficiary.

(f) Commercial Tort Claims. As of the date hereof, each Pledgor hereby represents and warrants that it holds no Commercial Tort Claims having a value reasonably believed by the Pledgors to be, individually or in the aggregate, in excess of $3,000,000, other than those listed on Schedule 14 to the Perfection Certificate. If any Pledgor shall at any time hold or acquire a Commercial Tort Claim having a value reasonably believed by the Pledgors to be, individually or in the aggregate, in excess of $3,000,000, such Pledgor shall promptly (and in any event within 10 Business Days of acquiring such Commercial Tort Claim notify the Collateral Agent in writing signed by such Pledgor of the brief details thereof and grant to the Collateral Agent in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement. Unless otherwise agreed, the grant of a security interest in any such Commercial Tort Claim shall not prejudice the right of such Pledgor to prosecute, enforce or exercise any of its rights in connection with such Commercial Tort Claim, which it will continue to enjoy until an Event of Default has occurred and is continuing.

SECTION 3.5 Joinder of Additional Guarantors. The Pledgors shall cause each Subsidiary of the Issuer that, from time to time, after the date hereof shall be required to pledge any assets to the Collateral Agent for the benefit of the Notes Secured Parties pursuant to the Indenture, to execute and deliver to the Collateral Agent (i) a Joinder Agreement within 30 days after the date on which it was acquired, created or otherwise becomes required to pledge its assets to the Collateral Agent for the benefit of the Notes Secured Parties pursuant to the Indenture and (ii) a Perfection Certificate within 30 days after the date on which it was acquired, created or otherwise becomes required to pledge its assets to the Collateral Agent for the benefit of the Notes Secured Parties pursuant to the Indenture and, in each case, upon such execution and delivery, such Subsidiary shall constitute a “Guarantor” and a “Pledgor” for all purposes hereunder with the same force and effect as if originally named as a Guarantor and Pledgor herein. The execution and delivery of such Joinder Agreement shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor and Pledgor as a party to this Agreement or any other Indenture Document.

SECTION 3.6 Supplements; Further Assurances. The Issuer shall furnish to the Collateral Agent a Perfection Certificate Supplement within 10 Business Days following the delivery of each annual report of the Issuer under Section 4.03 of the Indenture. Each Pledgor shall take such further actions, and execute and deliver to the Collateral Agent such additional assignments, agreements, supplements, powers and instruments, wherever required by applicable Legal Requirements, in order to perfect, preserve and protect the security interest in the Pledged Collateral as provided herein and the rights and interests granted to the Collateral Agent hereunder, to carry into effect the purposes hereof or better to assure and confirm unto the Collateral Agent the Pledged Collateral or permit the Collateral Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, each Pledgor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Collateral Agent from time to time upon reasonable request such lists, descriptions and designations of the Pledged Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments as the Collateral Agent shall reasonably request. If an Event of Default has occurred and is continuing, the Collateral Agent may institute and maintain, in its own name or in the name of any Pledgor, such suits and proceedings as the Collateral Agent may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in the Pledged Collateral or the perfection or priority thereof. All of the foregoing shall be at the sole cost and expense of the Pledgors.

SECTION 3.7 Perfection in Non-U.S. Jurisdictions. Notwithstanding anything herein to the contrary or any other Indenture Document, in the event that the cost to perfect in any jurisdiction outside of the United States outweighs the benefit to the Notes Secured Parties, the Pledgors shall not be required to make any filings or take any actions in such jurisdiction for the purpose of perfecting a security interest in the Pledged Collateral, other than Control Agreements (or similar actions or filings similar to UCC filings) in respect of Deposit Accounts, Securities Accounts or Commodity Accounts of the Pledgors located outside of the United States or any of its States or territories that are not Excluded Accounts in accordance with the terms of this Agreement; provided that, so long as a Senior Credit Facility is in effect, the Pledgors shall only take such actions similar to those taken to perfect the security interest of the First Lien Secured Parties.

SECTION 3.8 Intercreditor Agreement. If an Intercreditor Agreement is in effect, the Collateral Agent is authorized by the parties hereto to effect transfers of Collateral at any time in its possession (and any Control Agreements with respect to the Collateral) to the Senior Credit Facility Agent, at all times prior to the Discharge of the First Lien Obligations. Notwithstanding anything to the contrary herein, any provision hereof that requires any Pledgor to (i) deliver any Collateral to Collateral Agent or (ii) provide that the Collateral Agent have control over such Collateral may be satisfied by (A) the delivery of such Collateral by such Pledgor to the Senior Credit Facility Agent for the benefit of the First Lien Secured Parties and the Collateral Agent for the benefit of itself, the Trustee and the other Notes Secured Parties in accordance with the Intercreditor Agreement and (B) providing the Senior Credit Facility Agent with Control with respect to such Collateral of such Pledgor for the benefit of the First Lien Secured Parties and the Collateral Agent for the benefit of itself, the Trustee and the other Notes Secured Parties in accordance with the Intercreditor Agreement.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Pledgor represents, warrants and covenants as follows (it being acknowledged and agreed that each reference in the representations and warranties of this Article IV to a Schedule to the Perfection Certificate shall be taken as a reference to such Schedule as amended or supplemented from time to time):

SECTION 4.1 Title. Except for the security interest granted to the Collateral Agent for the ratable benefit of the Notes Secured Parties pursuant to this Agreement and Permitted Liens, such Pledgor owns and, as to Pledged Collateral acquired by it from time to time after the date hereof, will own the rights in each item of Pledged Collateral pledged by it hereunder free and clear of any and all Liens or claims of others. Such Pledgor has not filed, nor authorized any third party to file a financing statement or other public notice with respect to all or any part of the Pledged Collateral on file or of record in any public office, except such as have been filed in favor of the Collateral Agent pursuant to this Agreement or as are permitted by the Indenture or financing statements or public notices relating to the termination statements listed on Schedule 8(a) to the Perfection Certificate. No person other than the Collateral Agent has, or will have, control or possession of all or any part of the Pledged Collateral, except as expressly permitted by the Indenture Documents.

SECTION 4.2 Validity of Security Interest. The security interest in and Lien on the Pledged Collateral granted to the Collateral Agent for the ratable benefit of the Notes Secured Parties hereunder constitutes (a) a legal and valid security interest in all the Pledged Collateral securing the payment and performance of the Secured Obligations, and (b) subject to the filings and other actions described in Schedule 1 hereto, a valid, enforceable, perfected security interest subject to no Liens other than Permitted Liens in all the Pledged Collateral, to the extent that a security interest may be perfected by the filings and other actions described in Schedule 1 hereto or as otherwise required by this Agreement. The security interest and Lien granted to the Collateral Agent for the ratable benefit of the Notes Secured Parties pursuant to this Agreement in and on the Pledged Collateral will at all times constitute a valid, enforceable, perfected, continuing security interest therein, subject to no Liens other than Permitted Liens, to the extent that a security interest may be perfected by the filings and other actions described in Schedule 1 hereto or as otherwise required by this Agreement.

SECTION 4.3 Defense of Claims; Transferability of Pledged Collateral. Each Pledgor shall, at its own cost and expense, defend title to the Pledged Collateral pledged by it hereunder and the security interest therein granted to the Collateral Agent and the priority thereof required hereunder against all claims and demands of all persons, at its own cost and expense, at any time claiming any interest therein adverse in any material respect to the Collateral Agent or any other Notes Secured Party. Except for the terms of Contracts constituting Pledged Collateral that may limit their transferability (to the extent not rendered unenforceable under applicable Legal Requirements), there is no agreement that restricts in any material respect the transferability of any of the Pledged Collateral or otherwise impairs or conflicts in any material respect with any Pledgor’s obligations or the rights of the Collateral Agent hereunder, and the Pledgors shall not enter into any agreement or take any other action that would restrict in any material respect the transferability of any of the Pledged Collateral or otherwise impair or conflict in any material respect with any Pledgor’s obligations or the rights of the Collateral Agent hereunder, in each case except as otherwise permitted by the Indenture Documents.

SECTION 4.4 Other Financing Statements. No Pledgor has filed, nor authorized any third party to file (nor will there be) any valid or effective financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral other than financing statements and other statements and instruments relating to Permitted Liens. So long as any of the Secured Obligations remain unpaid and unperformed (other than any contingent indemnification obligations under the Indenture and the other Indenture Documents for which no claim has been made), no Pledgor shall execute, authorize or permit to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) relating to any Pledged Collateral, except financing statements and other statements and instruments filed or to be filed in respect of and covering the security interests granted by such Pledgor to the holder(s) of Permitted Liens.

SECTION 4.5 Chief Executive Office; Change of Name; Jurisdiction of Organization, etc. Such Pledgor shall, (i) unless it shall have given the Collateral Agent not less than 15 days’ prior written notice, or such shorter period of notice as may be acceptable to the Collateral Agent in its sole discretion, not change its name, identity, legal structure (whether by merger, consolidation, change in corporate form or otherwise), type of organization or jurisdiction of organization, place of business or, if more than one, chief executive office, or mailing address or organizational identification number if it has one and (ii) consistent with the terms of this Agreement, take all actions reasonably necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent’s security interest in the Pledged Collateral granted or intended to be granted hereunder, which in the case of any merger or other change in organizational structure shall include delivering a written notice upon completion of such merger or other change in organizational structure confirming the grant of the security interest under this Agreement. If such Pledgor does not have an organizational identification number and later obtains one, such Pledgor shall forthwith notify the Collateral Agent of such organizational identification number. The Collateral Agent may rely on Opinions of Counsel as to whether any or all UCC financing statements of the Pledgors need to be amended as a result of any of the changes described in this Section 4.5. The Collateral Agent shall not be liable or responsible to any party for any failure to maintain a valid, enforceable, perfected security interest with the priority required hereunder in such Pledgor’s property constituting Pledged Collateral. The Collateral Agent shall have no duty to inquire about such changes, the parties acknowledging and agreeing that it would not be feasible or practical for the Collateral Agent to search for information on such changes if such information is not provided by any Pledgor.

SECTION 4.6 Location of Inventory and Equipment. As of the date hereof, all Equipment and Inventory (other than Equipment and Inventory out for repair, in transit, at other locations in connection with repair or refurbishment thereof in the ordinary course of business, in the possession of employees of the Pledgors in the ordinary course of business or having a fair market value in the aggregate of less than $3,000,000) of such Pledgor is located at the chief executive office or such other location listed on Schedules 2(c) and (d) to the Perfection Certificate. Such Pledgor shall not move any Equipment or Inventory having a fair market value in the aggregate of $3,000,000 or more (other than Equipment and Inventory out for repair, in transit, at other locations in connection with repair or refurbishment thereof in the ordinary course of business or in the possession of employees of the Pledgors in the ordinary course of business) to any location other than one that is listed in Schedules 2(c) and (d) to the Perfection Certificate until (i) it shall have given the Collateral Agent not less than 10 days’ prior written notice, or such shorter period of notice as may be acceptable to the Collateral Agent in its sole discretion, of its intention so to do, clearly describing such new location and providing such other information in connection therewith as shall be reasonably satisfactory to the Collateral Agent (or if and so long as a Senior Credit Facility is in effect, as shall be provided to the Senior Credit Facility Agent) and (ii) with respect to such new location, such Pledgor shall have taken all action necessary to maintain the perfection and priority of the security interest of the Collateral Agent in the Pledged Collateral intended to be granted hereby, including obtaining waivers of landlord’s or warehousemen’s and/or bailee’s liens with respect to such new location, if applicable, as may be reasonably requested by the Collateral Agent (or if and so long as a Senior Credit Facility is in effect, to the extent obtained for the Senior Credit Facility Agent). Such Pledgor agrees to provide the Collateral Agent with prompt notice following the movement of any Equipment or Inventory having a fair market value in the aggregate of $3,000,000 or more (other than Equipment and Inventory out for repair, in transit, at other locations in connection with repair or refurbishment thereof in the ordinary course of business or in the possession of employees of the Pledgors in the ordinary course of business) to any location other than one that is listed in Schedules 2(c) and (d) to the Perfection Certificate.

SECTION 4.7 Corporate Names; Prior Transactions. Except as set forth in Schedules 1(a) and (b) to the Perfection Certificate, such Pledgor has not, during the past five years, been known by or used any other corporate or fictitious name or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any person, or acquired any of its property or assets out of the ordinary course of business.

SECTION 4.8 Due Authorization and Issuance. All of the Initial Pledged Shares have been, and to the extent any Pledged Shares are hereafter issued, such Pledged Shares will be, upon such issuance, duly authorized, validly issued and fully paid and non-assessable. All of the Initial Pledged Interests have been fully paid for, and there is no amount or other obligation owing by any Pledgor to any issuer of the Initial Pledged Interests in exchange for or in connection with the issuance of the Initial Pledged Interests or any Pledgor’s status as a partner or a member of any issuer of the Initial Pledged Interests.

SECTION 4.9 Consents, etc.

Other than as set forth in Section 11.16, except (i) for the terms of Contracts constituting Pledged Collateral that may require consent, (ii) for the terms of Organizational Documents of any Person that is not a Wholly Owned Subsidiary and (iii) as permitted by the Indenture Documents, no consent of any party (including equityholders or creditors of such Pledgor) and no consent, authorization, approval, license or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other person is required for the exercise by the Collateral Agent of (i) the voting or other rights provided for in this Agreement or (ii) the remedies in respect of the Pledged Collateral, except (A) as may be required in connection with such disposition of Investment Property, Pledged Interests, Pledged Shares or Pledged Securities by laws affecting the offering and sale of securities generally and (B) consents and approvals already obtained as of the date hereof. In the event that the Collateral Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or regulatory body or any other person therefor, then, upon the reasonable request of the Collateral Agent, each Pledgor agrees to use its commercially reasonable efforts to assist and aid the Collateral Agent to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

SECTION 4.10 Pledged Collateral. All information set forth herein, including the schedules annexed hereto, and all information contained in any documents, schedules and lists heretofore delivered to any Notes Secured Party, including the Perfection Certificate and the schedules thereto, in connection with this Agreement, in each case, relating to the Pledged Collateral, is accurate and complete in all material respects.

SECTION 4.11 Insurance.

Each insurance policy shall be endorsed or otherwise amended to include a “standard” or “New York” lender’s loss payable or mortgagee endorsement (as applicable) and shall name the Collateral Agent, on behalf of the Notes Secured Parties, as an additional insured and shall provide for not less than 30 days (10 days in the case of non-payment of premium) prior written notice to the Collateral Agent of the exercise of any right of cancellation. If any Pledgor fails to maintain insurance in accordance with this Section or the Indenture, the Collateral Agent may (but shall not be obligated to) arrange for such insurance, but at the Pledgors’ expense and without any responsibility on the Collateral Agent’s part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent, by notice to the Issuer (unless an Event of Default under clause (10) or (11) of Section 6.01 of the Indenture then exists, in which case no such notice shall be required), shall have the sole right to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies. In the event that the proceeds of any insurance claim are paid after the Collateral Agent has exercised its right to foreclose after an Event of Default, such net cash proceeds shall be paid to the Collateral Agent to satisfy any deficiency remaining after such foreclosure. The Collateral Agent shall retain its interest in the insurance policies and coverages required to be maintained pursuant to the Indenture Documents during any redemption period.

SECTION 4.12 Payment of Taxes; Compliance with Legal Requirements; Contesting Liens; Charges. Each Pledgor may at its own expense contest the validity, amount or applicability of any Charges so long as the contest thereof shall be conducted in accordance with, and permitted pursuant to the provisions of, the Indenture. Notwithstanding the foregoing sentence, (i) no contest of any such obligation may be pursued by such Pledgor if such contest would expose the Collateral Agent or any other Notes Secured Party to (A) any possible criminal liability or (B) any civil liability for failure to comply with such obligations unless such Pledgor shall have furnished a bond or other security therefor satisfactory to the Collateral Agent, or such Notes Secured Party, as the case may be, and (ii) if at any time payment or performance of any obligation contested by such Pledgor pursuant to this Section 4.12 shall become necessary to prevent the imposition of remedies because of non-payment, such Pledgor shall pay or perform the same in sufficient time to prevent the imposition of remedies in respect of such default or prospective default.

SECTION 4.13 Other Information. Each Pledgor shall, at any and all times, within a reasonable time after written request by the Collateral Agent, furnish or cause to be furnished to the Collateral Agent, in such manner and in such detail as may be reasonably requested by the Collateral Agent, additional information with respect to the Pledged Collateral.

ARTICLE V

CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

SECTION 5.1 Pledge of Additional Securities Collateral. Each Pledgor shall, upon obtaining any Pledged Securities, Intercompany Notes, or other promissory notes of any person in a principal amount greater than $1,000,000 (other than Excluded Property), accept the same in trust for the benefit of the Collateral Agent and promptly (and in any event within 10 Business Days thereafter) deliver to the Collateral Agent a Securities Pledge Amendment, duly executed by such Pledgor, and the certificates and other documents required under Section 3.1 and Section 3.2 in respect of the additional Pledged Securities, Intercompany Notes or other promissory notes that are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Securities, Intercompany Notes or other promissory notes. Each Pledgor hereby authorizes the Collateral Agent to attach each Securities Pledge Amendment to this Agreement and agrees that all Pledged Securities, Intercompany Notes or other promissory notes listed on any Securities Pledge Amendment delivered to the Collateral Agent shall for all purposes hereunder be considered Pledged Collateral.

SECTION 5.2 Voting Rights; Distributions, etc.

(a) So long as no Event of Default shall have occurred and be continuing:

(i) each Pledgor shall be entitled to exercise any and all voting and other consensual rights and to give consents, waivers or ratifications pertaining to the Securities Collateral or any part thereof; provided, however, that in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate, result in a breach of any covenant contained in any Indenture Document, or which would reasonably be expected to have the effect of impairing the value of the Collateral or any material portion thereof or the position or interests of the Collateral Agent or any other Notes Secured Party in the Collateral, unless expressly permitted by the terms of the Indenture Documents; and

(ii) each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Indenture; provided, however, that any and all such Distributions consisting of rights or interests in the form of Pledged Securities or Intercompany Notes (other than Excluded Property) shall promptly (and in any event within 10 Business Days after receipt thereof or such longer period as may be agreed to by the Collateral Agent in writing in its sole discretion) be delivered to the Collateral Agent to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Pledgor and be forthwith delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary or reasonably requested endorsement).

(iii) Upon the occurrence and during the continuance of any Event of Default:

(A) all rights of each Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.2(i)(A) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights until the applicable Event of Default is no longer continuing, in which case the Collateral Agent’s rights under this Section 5.2(ii)(A) shall cease to be effective, subject to re-vesting in the event of a subsequent Event of Default that is continuing; and

(B) all rights of each Pledgor to receive Distributions that it would otherwise be authorized to receive and retain pursuant to Section 5.2(i)(B) without further action shall cease and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions until the applicable Event of Default is no longer continuing, in which case the Collateral Agent’s rights under this Section 5.2(ii)(B) shall cease to be effective, subject to revesting in the event of a subsequent Event of Default that is continuing.

(iv) Each Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Collateral Agent appropriate instruments in the form reasonably requested by the Collateral Agent (or if and so long as a Senior Credit Facility is in effect, as the Senior Credit Facility Agent may reasonably request) in order to permit the Collateral Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.2(ii)(A) and to receive all Distributions which it may be entitled to receive under Section 5.2(ii)(B).

(v) All Distributions that are received by any Pledgor contrary to the provisions of Section 5.2(ii)(B) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from the other funds of such Pledgor and shall immediately be paid over to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary or reasonably requested endorsement).

SECTION 5.3 Organizational Documents. As of the date hereof, each Pledgor has delivered to the Collateral Agent true, correct, and complete copies of the Organizational Documents of such Pledgor. As of the date hereof, the Organizational Documents of the Pledgors are in full force and effect, have not as of the date hereof been amended or modified except as disclosed in writing to the Collateral Agent. No Pledgor will terminate or agree to terminate any Organizational Documents or make any amendment or modification to any Organizational Documents other than as permitted by the Indenture.

SECTION 5.4 Certain Agreements of Pledgors as Issuers and Holders of Equity Interests.

(a) In the case of each Pledgor that is an issuer of Securities Collateral, such Pledgor agrees to be bound by the terms of this Agreement relating to the Securities Collateral issued by it and will comply with such terms insofar as such terms are applicable to it.

(b) In the case of each Pledgor that is a partner, member or holder of any Equity Interests in a partnership, limited liability company or other entity, such Pledgor hereby consents to the extent required by the applicable Organizational Documents of such Pledgor to the pledge by each other Pledgor, pursuant to the terms hereof, of the Pledged Interests (other than Excluded Property) in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default, to the transfer of such Pledged Interests to the Collateral Agent or its nominee and to the substitution of the Collateral Agent or its nominee as a substituted partner, member or holder of Equity Interests in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner, a limited partner, member or holder of Equity Interests, as the case may be.

ARTICLE VI

CERTAIN PROVISIONS CONCERNING INTELLECTUAL

PROPERTY COLLATERAL

SECTION 6.1 Registration. Each Pledgor represents and warrants that (i) the Intellectual Property set forth on Schedule 13(a) to the Perfection Certificate constitutes all of the registrations or applications for registration of Intellectual Property owned by any Pledgor as of the date hereof, (ii) except as set forth on Schedule 13(a) to the Perfection Certificate, it is the true, lawful and exclusive owner of all registrations and applications for registration of Intellectual Property listed on Schedule 13(a) to the Perfection Certificate, (iii) all registrations listed on Schedule 13(a) to the Perfection Certificate are in full force and effect, and to each Pledgor’s knowledge, valid, and (iv) except as set forth on Schedule 13(a) to the Perfection Certificate and non-exclusive licenses entered in the ordinary course of business, no Pledgor has granted any third party license rights to any Intellectual Property Collateral.

SECTION 6.2 No Violations or Proceedings. Each Pledgor warrants that, except as could not reasonably be expected to have a Material Adverse Effect, since December 31, 2014, it has not received any third-party claim that remains unresolved, and no claim is pending, that alleges any aspect of such Pledgor’s business operations may infringe, violate, misuse, dilute, or misappropriate any Intellectual Property right of any other Person. Each Pledgor represents and warrants that except as set forth on Schedule 13(a) to the Perfection Certificate or as could not reasonably be expected to have a Material Adverse Effect, (a) the Intellectual Property set forth on Schedule 13(a) to the Perfection Certificate has not been canceled, (b) such Pledgor is not aware of any third-party claim challenging the validity of, or Pledgor’s rights to, such registrations and applications (other than matters arising in connection with the application process raised solely by the United States Patent and Trademark Office or any foreign equivalent thereof (including, without limitation, office actions)), and (c) no Pledgor is aware of any basis for such claims or any reason that any of said applications will not mature into registrations (other than matters arising in connection with the application process (including without limitation, office actions)).

SECTION 6.3 Maintenance of Registration. Each Pledgor shall, at its own expense, diligently process all documents reasonably required to maintain all registrations and applications for registration of its material Intellectual Property, including but not limited to (i) the prompt filing of affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its material registered Trademarks, (ii) the timely payment of all fees and disbursements in connection therewith as well as any post-issuance fees due in connection with material Patents, and (iii) refraining from the abandonment of any filing of affidavit of use or any application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent (other than with respect to registrations and applications deemed by such Pledgor in its reasonable business judgment to be no longer prudent to pursue). At its own expense, each Pledgor shall diligently prosecute all applications for registrations of material Intellectual Property listed on Schedule 13(a) to the Perfection Certificate, in each case for such Pledgor, and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies, absent written consent of the Collateral Agent except as otherwise permitted in this Section 6.3.

SECTION 6.4 Licenses and Assignments. Except as otherwise permitted by the Indenture, each Pledgor hereby agrees not to divest itself of any Intellectual Property or allow any material License to terminate or lapse prior to its scheduled expiration absent prior written approval of the Collateral Agent.

SECTION 6.5 Protection of Collateral Agent’s Security. On a continuing basis, each Pledgor shall, at its sole cost and expense, (i) promptly following its becoming aware thereof, notify the Collateral Agent of (A) any materially adverse determination in any proceeding in the United States Patent and Trademark Office or the United States Copyright Office with respect to any material Patent, Trademark or Copyright other than matters in any office actions or otherwise in the application process or (B) the institution of any proceeding or any adverse determination in any federal, state, local or foreign court or administrative body regarding such Pledgor’s claim of ownership in or right to use any of the Intellectual Property Collateral material to the use and operation of the Pledged Collateral or any Mortgaged Property, its right to register such Intellectual Property Collateral or its right to keep and maintain such registration in full force and effect, (ii) during the continuance of an Event of Default, within five Business Days after written notice from the Collateral Agent, use commercially reasonable efforts to make available to the Collateral Agent, to the extent within such Pledgor’s power and authority, such personnel in such Pledgor’s employ on the date of such Event of Default as the Collateral Agent may reasonably designate, by name, title or job responsibility, to permit such Pledgor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Pledgor under or in connection with the Intellectual Property Collateral, such persons to be available to perform their prior functions on the Collateral Agent’s behalf, (iii) not settle or compromise any pending or future litigation or administrative proceeding with respect to such Intellectual Property Collateral without the prior written consent of the Collateral Agent, subject to such Pledgor’s right to abandon Intellectual Property pursuant to Section 6.3 (iv) upon such Pledgor obtaining knowledge thereof, promptly notify the Collateral Agent in writing of any event that may be reasonably expected to materially and adversely affect the value or utility of the Intellectual Property Collateral or any portion thereof material to the use and operation of the Pledged Collateral or any Mortgaged Property, the ability of such Pledgor or the Collateral Agent to dispose of such Intellectual Property Collateral or any portion thereof or the rights and remedies of the Collateral Agent in relation thereto including a levy or written threat of levy or any legal process against such Intellectual Property Collateral owned by such Pledgor or any portion thereof,

(v) not license the Intellectual Property Collateral other than non-exclusive licenses entered into by such Pledgor in, or incidental to, the ordinary course of business, or amend or permit the amendment of any of the licenses in a manner that materially and adversely affects the right to receive payments thereunder, or in any manner that would materially impair the value of the Intellectual Property Collateral or the Lien on and security interest in the Intellectual Property Collateral intended to be granted to the Collateral Agent for the ratable benefit of the Notes Secured Parties, without the consent of the Collateral Agent, (vi) diligently keep adequate records respecting the Pledgor’s ownership rights in the Intellectual Property Collateral and (vii) furnish to the Collateral Agent from time to time upon the Collateral Agent’s reasonable request therefor reasonably detailed statements and amended schedules further identifying and describing the Intellectual Property Collateral and such other materials evidencing or reports pertaining to the Pledgor’s ownership rights in the Intellectual Property Collateral as the Collateral Agent may from time to time reasonably request.

SECTION 6.6 After-Acquired Property. If any Pledgor shall, at any time before the Secured Obligations have been paid and performed in full (other than contingent indemnification obligations that, pursuant to the provisions of the Indenture or the Collateral Documents, survive the termination thereof), (i) obtain any rights to any additional Intellectual Property Collateral or (ii) become entitled to the benefit of any additional Intellectual Property Collateral or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Intellectual Property Collateral, any filing of a statement of use for any Trademark application, or any improvement on any Intellectual Property Collateral, in each case that constitutes Pledged Collateral, the provisions hereof shall automatically apply thereto and any such item enumerated in clause (i) or (ii) of this sentence with respect to such Pledgor shall automatically constitute Intellectual Property Collateral if such would have constituted Intellectual Property Collateral at the time of execution hereof and be subject to the Lien and security interest created by this Agreement without further action by any party (excluding any Intellectual Property Collateral that constitutes Excluded Property). Each Pledgor shall at the same time the Issuer provides an annual Opinion of Counsel pursuant to Section 10.02(b) of the Indenture (or if and so long as a Senior Credit Facility is in effect, at the same time it provides written notice to the Senior Credit Facility Agent), (i) provide the written notice to the Collateral Agent of any of the foregoing and (ii) confirm the attachment of the Lien and security interest created by this Agreement to any rights described in clauses (i) and (ii) of the immediately preceding sentence of this Section 6.6 by execution of an instrument reasonably satisfactory to the Collateral Agent (or if and so long as a Senior Credit Facility is in effect, in form similar to that provided to the Senior Credit Facility Agent) and the filing of any instruments or statements as shall be reasonably necessary to preserve, protect or perfect the Collateral Agent’s security interest in such Intellectual Property Collateral to the extent such Intellectual Property Collateral may be perfected under applicable Legal Requirements. Further, each Pledgor agrees that this Agreement may be amended by amending Schedule 13(a) to the Perfection Certificate to include any Intellectual Property Collateral acquired or arising after the date of this Agreement by such Pledgor that constitutes Pledged Collateral.

SECTION 6.7 Litigation. Unless there shall occur and be continuing any Event of Default, each Pledgor shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Pledgors, such applications for protection of the Intellectual Property Collateral and suits, proceedings or other actions to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value or other damage as such Pledgor reasonably deems necessary to protect the Intellectual Property Collateral. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent shall also have the right but shall in no way be obligated to file applications for protection of the Intellectual Property Collateral and/or bring suit in the name of any Pledgor, the Collateral Agent or the Notes Secured Parties to enforce the Intellectual Property Collateral and any license thereunder, as permitted by law. In the event of such suit, each Pledgor shall, at the reasonable request of the Collateral Agent, do any and all lawful acts and execute any and all documents reasonably requested by the Collateral Agent in aid of such enforcement and the Pledgors shall promptly reimburse and indemnify the Collateral Agent for all costs and expenses reasonably incurred by the Collateral Agent in the exercise of its rights under this Section 6.7. In the event that the Collateral Agent shall elect not to bring such suit to enforce the Intellectual Property Collateral, each Pledgor agrees, at the reasonable request of the Collateral Agent, to take all actions reasonably necessary, whether by suit, proceeding or other action, to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value of or other damage to any of the Intellectual Property Collateral by others and for that purpose agrees to diligently maintain any suit, proceeding or other action against any person so infringing reasonably necessary to prevent such infringement.

ARTICLE VII

CERTAIN PROVISIONS CONCERNING ACCOUNTS

SECTION 7.1 Special Representation and Warranties. As of the time when each of its Accounts arises, each Pledgor shall be deemed to have represented and warranted that such Account and all records, papers and documents relating thereto (i) are genuine and correct and in all material respects what they purport to be, (ii) to the Pledgor’s knowledge, represent the legal, valid and binding obligation of the account debtor, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability, evidencing indebtedness unpaid and owed by such account debtor, arising out of the performance of labor or services or the sale, lease, license, assignment or other disposition and delivery of the goods or other property listed therein or out of an advance or a loan, (iii) will, in the case of an Account, except for the original or duplicate original invoice sent to purchase evidencing such purchaser’s account, be the only original writing evidencing and embodying such obligation of the account debtor named therein and (iv) are in all material respects in compliance and conform with all applicable Legal Requirements.

SECTION 7.2 Maintenance of Records. Each Pledgor shall keep and maintain at its own cost and expense complete records of each Account, in a manner consistent with prudent business practice, including records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto. Each Pledgor shall, at such Pledgor’s sole cost and expense, upon the Collateral Agent’s demand made at any time after the occurrence and during the continuance of any Event of Default, deliver all tangible evidence of Accounts, including all documents evidencing Accounts and any books and records relating thereto to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Pledgor). Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may transfer a full and complete copy of any Pledgor’s books, records, credit information, reports, memoranda and all other writings relating to the Accounts to and for the use by any person that has acquired or is contemplating acquisition of an interest in the Accounts or the Collateral Agent’s security interest therein without the consent of any Pledgor.

SECTION 7.3 Legend. At any time after the occurrence and during the continuance of any Event of Default if similar legending is being performed for a Senior Credit Facility, each Pledgor shall legend the Accounts and the other books, records and documents of such Pledgor evidencing or pertaining to the Accounts with an appropriate reference to the fact that the Accounts have been assigned to the Collateral Agent for the ratable benefit of the Notes Secured Parties and that the Collateral Agent has a security interest therein.

SECTION 7.4 Modification of Terms, etc. No Pledgor shall rescind or cancel any obligations evidenced by any Account or modify any term thereof or make any adjustment with respect thereto except in the ordinary course of business, or extend or renew any such obligations except in the ordinary course of business or otherwise in a manner consistent with its reasonable business judgment, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto or sell any Account or interest therein except in the ordinary course of business without the prior written consent of the Collateral Agent. Each Pledgor shall timely fulfill all obligations on its part to be fulfilled under or in connection with the Accounts.

SECTION 7.5 Collection. Each Pledgor shall use commercially reasonable efforts to cause to be collected from the account debtor of each of the Accounts, as and when due in the ordinary course of business and consistent with prudent business practice (including Accounts that are delinquent, such Accounts to be collected in accordance with generally accepted commercial collection procedures), any and all amounts owing under or on account of such Account, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account, except that any Pledgor may, with respect to an Account, allow in the ordinary course of business (i) a refund or credit due as a result of returned or damaged or defective merchandise and (ii) such extensions of time to pay amounts due in respect of Accounts and such other modifications of payment terms or settlements in respect of Accounts as shall be commercially reasonable in the circumstances, all in accordance with such Pledgor’s ordinary course of business consistent with its collection practices as in effect from time to time. The costs and expenses (including attorneys’ fees) of collection, in any case, whether incurred by any Pledgor, the Collateral Agent or any Notes Secured Party, shall be paid by the Pledgors.

ARTICLE VIII

REMEDIES

SECTION 8.1 Remedies. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may from time to time exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it under the other Indenture Documents, applicable law or otherwise, the following remedies, in each case, to the fullest extent permitted by applicable law; provided that prior to exercising any right or remedy in respect of any Pledged Shares of any Regulated Subsidiary, the Collateral Agent shall use commercially reasonable efforts to provide any and all notices to, and/or obtain consents from, applicable Governmental Authorities to the extent necessary or required under applicable Legal Requirements for purposes of exercising its remedies with respect to Pledged Shares of any direct or indirect parent of any Regulated Subsidiary; provided, further, that each Pledgor shall use its best efforts to assist the Collateral Agent in preparing or obtaining any such necessary or required notices, approvals or consents:

(a) Personally, or by agents or attorneys, immediately take possession of the Pledged Collateral or any part thereof, from any Pledgor or any other person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon any Pledgor’s premises where any of the Pledged Collateral is located, remove such Pledged Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Pledged Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Pledgor;

(b) Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Pledged Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, such Pledgor shall segregate all amounts received pursuant thereto in trust for the benefit of the Collateral Agent and shall promptly (but in no event later than two Business Days after receipt thereof) pay such amounts to the Collateral Agent;

(c) Sell, assign, grant a license to use or otherwise liquidate, or direct any Pledgor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;

(d) Take possession of the Pledged Collateral or any part thereof, by directing any Pledgor in writing to deliver the same to the Collateral Agent at any place or places so designated by the Collateral Agent, in which event such Pledgor shall at its own expense: (A) forthwith cause the same to be moved to the place or places designated by the Collateral Agent and therewith delivered to the Collateral Agent, (B) store and keep any Pledged Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent and (C) while the Pledged Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. Each Pledgor’s obligation to deliver the Pledged Collateral as contemplated in this Section 8.1(iv) is of the essence hereof. Upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to decree requiring specific performance by any Pledgor of such obligation;

(e) Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of any Pledgor constituting Pledged Collateral;

(f) Retain and apply the Distributions to the Secured Obligations as provided in Article X hereof;

(g) Exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral; and

(h) Exercise all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Pledged Collateral), and the Collateral Agent may also in its sole discretion, without notice except as specified in Section 8.2, sell, assign, transfer or grant a license to use the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable. The Collateral Agent or any other Notes Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations owed to such person as a credit on account of the purchase price of any Pledged Collateral payable by such person at such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by applicable Legal Requirements, all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any Legal Requirement now existing or hereafter enacted. The Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the fullest extent permitted by applicable Legal Requirements, any claims against the Collateral Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

SECTION 8.2 Notice of Sale. Each Pledgor acknowledges and agrees that, to the extent notice of sale or other disposition of Pledged Collateral shall be required by any Legal Requirement, 10 days prior notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters unless the Pledged Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market (in which case no such prior notice shall be required). No notification need be given to any Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

SECTION 8.3 Waiver of Notice and Claims; Other Waivers; Marshalling.

(a) Each Pledgor hereby waives, to the fullest extent permitted by applicable Legal Requirements, notice of judicial hearing in connection with the Collateral Agent’s taking possession or the Collateral Agent’s disposition of any of the Pledged Collateral, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under any Legal Requirement, and each Pledgor hereby further waives, to the fullest extent permitted by applicable Legal Requirements (i) all damages occasioned by such taking of possession, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable Legal Requirements. The Collateral Agent shall not be liable for any incorrect or improper payment made pursuant to this Article VIII except to the extent resulting solely from the Collateral Agent’s gross negligence, bad faith or willful misconduct as finally judicially determined by a court of competent jurisdiction. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity or otherwise against such Pledgor and against any and all persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Pledgor.

(b) To the maximum extent permitted by applicable Legal Requirements, each Pledgor hereby waives demand, notice, protest, notice of acceptance of this Agreement, Pledged Collateral received or delivered or any other action taken in reliance hereon and all other demands and notices of any description.

(c) The Collateral Agent shall not be required to marshal any present or future collateral security (including the Pledged Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order. To the maximum extent permitted by applicable Legal Requirements, each Pledgor hereby agrees that it will not invoke any Legal Requirement relating to the marshalling of collateral and hereby irrevocably waives the benefits of all such Legal Requirements.

SECTION 8.4 Standards for Exercising Rights and Remedies. To the extent that applicable Legal Requirements impose duties on the Collateral Agent to exercise remedies in a commercially reasonable manner, each Pledgor acknowledges and agrees that it is not commercially unreasonable for the Collateral Agent (i) to fail to incur expenses reasonably deemed significant by the Collateral Agent to prepare Pledged Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third-party consents for access to Pledged Collateral to be disposed of, or to obtain or, if not required by other Legal Requirements, to fail to obtain consents for Governmental Authorities or third parties for the collection or disposition of Pledged Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against account debtors or other persons obligated on Pledged Collateral or to fail to remove liens or encumbrances on or any adverse claims against Pledged Collateral, (iv) to exercise collection remedies against account debtors and other persons obligated on Pledged Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Pledged Collateral through publications or media of general circulation, whether or not the Pledged Collateral is of a specialized nature, (vi) to contact other persons, whether or not in the same business as any Pledgor, for expressions of interest in acquiring all or any portion of the Pledged Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Pledged Collateral, whether or not the collateral is of a specialized nature, (viii) to dispose of Pledged Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Pledged Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim or modify disposition warranties, (xi) to purchase insurance or credit enhancements to insure the Collateral Agent against risks of loss, collection or disposition of Pledged Collateral or to provide to the Collateral Agent a guaranteed return from the collection or disposition of Pledged Collateral, or (xii) to the extent deemed appropriate by the Collateral Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Collateral Agent in the collection or disposition of any of the Pledged Collateral. The Pledgors acknowledge that the purpose of this Section 8.4 is to provide non-exhaustive indications of what actions or omissions by the Collateral Agent would fulfill the Collateral Agent’s duties under the UCC or other Legal Requirements of the State of New York or any other relevant jurisdiction in the Collateral Agent’s exercise of remedies against the Pledged Collateral and that other actions or omissions by the Collateral

Agent shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 8.4. Without limiting the foregoing, nothing contained in this Section 8.4 shall be construed to grant any rights to any Pledgor or to impose any duties on the Collateral Agent that would not have been granted or imposed by this Agreement or by applicable Legal Requirements in the absence of this Section 8.4.

SECTION 8.5 Certain Sales of Pledged Collateral.

(a) Each Pledgor recognizes that, by reason of certain prohibitions contained in Legal Requirements, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of a Governmental Authority. Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable Legal Requirements, the Collateral Agent shall have no obligation to engage in public sales.

(b) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state or foreign securities’ laws, the Collateral Agent may be compelled, with respect to any sale or disposition of all or any part of the Securities Collateral and Investment Property, to limit purchasers to persons who will agree, among other things, to acquire such Securities Collateral or Investment Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral or Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state or foreign securities laws, even if such issuer would agree to do so.

(c) Notwithstanding the foregoing, each Pledgor shall, upon the occurrence and during the continuance of any Event of Default, at the request of the Collateral Agent, for the benefit of the Collateral Agent and the other Notes Secured Parties, cause any registration, qualification under or compliance with any federal, state or foreign securities law or laws to be effected with respect to all or any part of the Securities Collateral as soon as practicable and at the sole cost and expense of the Pledgors. Each Pledgor will cause such registration to be effected (and be kept effective) and cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Securities Collateral including registration under the Securities Act (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state or foreign securities laws and appropriate compliance with all other requirements of any Governmental Authority. Each Pledgor shall cause the Collateral Agent to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, shall furnish to the Collateral Agent such number of prospectuses, offering circulars or other documents incident thereto as the Collateral Agent from time to time may request, and shall indemnify and shall cause the issuer of the Securities Collateral to indemnify the Collateral Agent against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) If the Collateral Agent determines to exercise its right to sell any or all of the Securities Collateral or Investment Property, upon written request, the applicable Pledgor shall, and shall cause each issuer of Securities Collateral and Investment Property to be sold hereunder to, from time to time furnish to the Collateral Agent all such information as the Collateral Agent may reasonably request in order to determine the number and nature or interest, of securities or other instruments included in the Securities Collateral or Investment Property which may be sold by the Collateral Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

(e) Each Pledgor further agrees that a breach of any of the covenants contained in this Section 8.5 will cause irreparable injury to the Collateral Agent and other Notes Secured Parties, that the Collateral Agent and the other Notes Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 8.5 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants, except for a defense that no Event of Default has occurred or is continuing.

SECTION 8.6 No Waiver; Cumulative Remedies.

(a) No failure on the part of the Collateral Agent to exercise, no course of dealing with respect to, and no delay on the part of the Collateral Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy; nor shall the Collateral Agent be required to look first to, enforce or exhaust any other security, collateral or guarantees. The remedies herein provided are cumulative and are not exclusive of any remedies provided by applicable Legal Requirements, in equity or otherwise.

(b) In the event that the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case, the Pledgors, the Collateral Agent and each other Notes Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of the Collateral Agent and the other Notes Secured Parties shall continue as if no such proceeding had been instituted.

SECTION 8.7 Certain Additional Actions Regarding Intellectual Property Collateral. For the purpose of enabling the Collateral Agent, during the continuance of an Event of Default, to exercise rights and remedies under this Article VIII at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Pledgor hereby grants to the Collateral Agent, to the extent licensable, and subject to the other remedies set forth in this Section 8.7 exercisable solely upon the occurrence and during the continuance of any Event of Default, an irrevocable, non-exclusive worldwide license (exercisable without payment of royalty or other compensation to such Pledgor) to use the Intellectual Property Collateral now owned or hereafter acquired by such Pledgor, wherever the same may be located. Such license shall include access to the media within the possession of such Pledgor in which any of the licensed items may be recorded or stored and, to the extent permitted under the Contracts therefor, the computer programs used by such Pledgor for the compilation or printout thereof. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Pledgor, take any or all of the following actions: (i) declare the entire right, title and interest of such Pledgor in and to the Intellectual Property Collateral, vested in the Collateral Agent for the benefit of the Notes Secured Parties, in which event such right, title and interest shall immediately vest upon delivery of such notice, in the Collateral Agent for the benefit of the Notes Secured Parties, and the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 11.2 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency or registrar; (ii) take and use or sell the Intellectual Property Collateral along with any goodwill of such Pledgor’s business symbolized by any Trademarks that are included in such Intellectual Property Collateral; and (iii) direct such Pledgor to refrain, in which event such Pledgor shall refrain, from using the Intellectual Property Collateral in any manner whatsoever, directly or indirectly. Such Pledgor shall execute such further documents that the Collateral Agent may reasonably request to further confirm this and to transfer ownership of the Intellectual Property Collateral and registrations and any pending applications in the United States Copyright Office, United States Patent and Trademark Office, equivalent office in a state of the United States or a foreign jurisdiction or applicable Domain Name registrar to the Collateral Agent.

ARTICLE IX

COLLATERAL AGENT

SECTION 9.1 Limitation of Duties. The Collateral Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, the Collateral Agent:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Collateral Agent is required to exercise as directed in writing in accordance with the Indenture Documents; provided that the Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Collateral Agent to liability, for which it is not indemnified to its satisfaction, or that is contrary to this Agreement or applicable law;

(c) shall not be liable for any action taken or not taken by it (1) with the consent or at the request of the Instructing Group or (2) in the absence of its own gross negligence, willful misconduct or bad faith or (3) in reliance on a certificate of an authorized officer of the Issuer stating that such action is permitted by the terms of this Agreement or the Indenture Documents;

(d) shall not be responsible for or have any duty to ascertain or inquire into (1) any statement, warranty or representation made in or in connection with this Agreement, (2) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (3) the performance or observance by any other Person of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (4) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Collateral Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the security interest, (5) the value or the sufficiency of any Collateral or (6) the satisfaction of any condition set forth in any agreement, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent.

SECTION 9.2 Reasonable Care. Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords similar collateral and shall not be liable or responsible for any loss or diminution in the value of any of the Collateral, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee.

In the event that the Collateral Agent is required to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any fiduciary or trust obligation for the benefit of another, which in Collateral Agent’s sole discretion may cause it to be considered an “owner or operator” under the provisions of the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), 42 U.S.C. §9601, et seq., or otherwise cause it to incur liability under CERCLA or any other federal, state or local law, the Collateral Agent reserves the right, instead of taking such action, to either resign or arrange for the transfer of the title or control of the asset to a court-appointed receiver. The Collateral Agent shall not be liable to any person for any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Collateral Agent’s actions and conduct as authorized, empowered and directed hereunder or under the other Indenture Documents or relating to the discharge, release or threatened release of hazardous materials into the environment and the Pledgors shall indemnify the Collateral Agent pursuant to the provisions of Section 9.3(b) in connection with any claim, litigation, investigation or proceedings relating to any of the foregoing. If at any time it is necessary or advisable for the Collateral to be possessed, owned, operated or managed by any person other than a Pledgor, a majority in interest of the Notes Secured Parties shall direct the Collateral Agent to appoint an appropriately qualified person who they shall designate to possess, own, operate or manage, as the case may be, the Collateral.

The Collateral Agent may resign at any time by giving written notice thereof to the Pledgors and the Trustee; provided that no such resignation shall take effect until a successor Collateral Agent has been appointed and has agreed to act as such under this Agreement. Upon any such resignation, the Issuer shall promptly (and no later than within 30 days) appoint a successor to the Collateral Agent. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations. After any retiring Collateral Agent’s resignation as Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent. If the Issuer fails to appoint a successor Collateral Agent within 30 days, the Collateral Agent may petition a court of competent jurisdiction to do so.

The Collateral Agent may act through its agents and attorneys and shall not be liable for the acts or omissions of any such agent or attorney appointed with due care by it hereunder.

No provision of any Indenture Document will require the Collateral Agent to expend or risk its own funds or incur any financial liability in the performance of any of its duties hereunder or under any Indenture Document or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. The Collateral Agent will be under no obligation to exercise any of its rights and powers hereunder or under any Indenture Document at the request or direction of any Instructing Group, unless it has been offered security or indemnity reasonably satisfactory to it against any loss, liability or expense.

The Collateral Agent shall have no obligation whatsoever to assure that the Collateral exists or is owned by a Pledgor or is cared for, protected, or insured or has been encumbered, or that the Collateral Agent’s Liens have been properly or sufficiently or lawfully created, perfected, protected, maintained or enforced or are entitled to any particular priority, or to determine whether the Pledgor’s property constituting collateral intended to be subject to the Lien and security interest of the Collateral Documents has been properly and completely listed or delivered, as the case may be, or the genuineness, validity, marketability or sufficiency thereof or title thereto, or to exercise at all or in any particular manner or under any duty of care, disclosure, or fidelity, or to continue exercising, any of the rights, authorities, and powers granted or available to the Collateral Agent pursuant to any Indenture Document other than pursuant to the instructions of the Instructing Group in accordance with the Indenture Documents or as otherwise provided in the Collateral Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, the Collateral Agent shall have no other duty or liability whatsoever to the Trustee or any Holder as to any of the foregoing.

The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Indenture Documents in accordance with a request, direction, instruction or consent of the Instructing Group.

Except as otherwise explicitly provided herein or in the Indenture Documents, the Collateral Agent shall not be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or under any obligation to sell or otherwise dispose of any Collateral upon the request of any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof, and the Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Collateral Agent nor any of its officers, directors, employees or agents shall be responsible for any act or failure to act hereunder, except for its own gross negligence, bad faith or willful misconduct.

SECTION 9.3 Expenses; Indemnity. (a) The Pledgors agree, jointly and severally, to pay, promptly within five Business Days after being invoiced:

(i) all reasonable and documented out-of-pocket costs and expenses incurred by the Collateral Agent (including reasonable attorneys’ fees) in connection with the execution and delivery of the Indenture Documents, the perfection and maintenance of the Liens securing the Collateral and any actual or proposed amendment, supplement or waiver of any of the Indenture Documents (whether or not the transactions contemplated hereby or thereby shall be consummated);

(ii) all reasonable and documented out-of-pocket costs and expenses incurred by the Collateral Agent (including reasonable attorneys’ fees) in connection with any action, claim, suit, litigation, investigation, inquiry or proceeding affecting the Collateral or any part thereof, in which action, claim, suit, litigation, investigation, inquiry or proceeding the Collateral Agent is made a party or participates or in which the right to use the Collateral or any part thereof is threatened, or in which it becomes necessary in the judgment of the Collateral Agent to defend or uphold the Liens granted by the Collateral Documents (including any action, claim, suit, litigation, investigation, inquiry or proceeding to establish or uphold the compliance of the Collateral with any Legal Requirements);

(iii) all reasonable and documented out-of-pocket costs and expenses incurred by the Collateral Agent (including reasonable attorneys’ fees) in connection with the enforcement or protection of its rights under the Indenture Documents, including its rights under this Section 9.3(a), or in connection with the collection of the Secured Obligations, including all such costs and expenses incurred during any workout, restructuring or negotiations in respect of the Secured Obligations.

(b) The Pledgors agree, jointly and severally, to indemnify the Collateral Agent against, and to hold it harmless from, all reasonable and documented out-of-pocket costs and any and all losses, claims, damages, liabilities, fees, fines, penalties, actions, judgments, suits and related expenses, including reasonable and documented attorneys’ fees, (collectively, “Claims”), incurred by, imposed on or asserted against it, directly or indirectly, arising out of, in any way connected with, or as a result of (i) the execution, delivery, performance, administration or enforcement of the Indenture Documents or any agreement or instrument contemplated thereby or the performance by the parties thereto of their respective obligations thereunder, (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not it is a party thereto, (iii) any actual or alleged presence or release or threatened release of hazardous materials, on, at, under or from any property owned, leased or operated by the Issuer or any Subsidiary at any time, or any environmental claim or threatened environmental claim related to the Issuer or any Subsidiary, (iv) any past, present or future non-compliance with, or violation of, environmental laws or environmental permits applicable to the Issuer or any Subsidiary, or the Issuer’s or any Subsidiary’s business, or any property presently or formerly owned, leased, or operated by the Issuer or any Subsidiary or their predecessors in interest, (v) the environmental condition of any property owned, leased, or operated by the Issuer or any Subsidiary at any time, or the applicability of any Legal Requirements relating to such property, whether or not occasioned wholly or in part by any condition, accident or event caused by any act or omission of the Issuer or any Subsidiary, (vi) the imposition of any environmental Lien encumbering any Real Property owned, leased or operated by the Issuer or any Subsidiary, (vii) the consummation of the Transactions and the other transactions contemplated by the Indenture Documents or (viii) any actual or prospective action, claim, suit, litigation, investigation, inquiry or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Pledgor or otherwise, and regardless of whether the Collateral Agent is a party thereto; provided that such indemnity shall not be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have directly resulted solely from the gross negligence, or willful misconduct of the Collateral Agent.

In no event shall the Collateral Agent be responsible or liable for special, punitive, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. In no event shall the Collateral Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Collateral Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

(c) The Pledgors agree, jointly and severally, that, without the prior written consent of the Collateral Agent, which consent(s) will not be unreasonably withheld, the Pledgors will not enter into any settlement of a Claim in respect of the subject matter of clauses (i) through (viii) of Section 9.3(b) unless such settlement includes an explicit and unconditional release from the party bringing such Claim of the Collateral Agent.

(d) The provisions of this Section 9.3 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the Transactions and the other transactions contemplated hereby, the repayment of the Secured Obligations, the release of any Guarantor or of all or any portion of the Collateral, the invalidity or unenforceability of any term or provision of this Agreement or any other Indenture Document or the resignation or removal of the Collateral Agent. All amounts due under this Section 9.3 shall be accompanied by reasonable documentation with respect to any reimbursement, indemnification or other amount requested.

(e) All amounts due under this Section 9.3 shall be payable not later than 10 Business Days after demand therefor.

(f) To the extent not set forth herein, the Trustee and the Collateral Agent shall have all the rights and protections of the Trustee set forth in the Indenture.

ARTICLE X

APPLICATION OF PROCEEDS

SECTION 10.1 Application of Proceeds. (a) The proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral pursuant to the exercise by the Collateral Agent of its remedies shall be applied as follows:

(i) first, to the payment of all amounts owing to the Collateral Agent and the Trustee;

(ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Secured Obligations shall be paid to the Notes Secured Parties as provided in Section 10.1(c) and (d) hereof, with each Notes Secured Party receiving an amount equal to its outstanding Secured Obligations or, if the proceeds are insufficient to pay in full all such Secured Obligations, its Pro Rata Share of the amount remaining to be distributed; and

(iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), to the Pledgor or to whomever may be lawfully entitled to receive such surplus.

(b) For purposes of this Agreement, “Pro Rata Share” shall mean, when calculating a Notes Secured Party’s portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Notes Secured Party’s Secured Obligations, and the denominator of which is the then outstanding amount of all Secured Obligations.

(c) All payments required to be made hereunder shall be made (x) if to the Holders, to the Trustee for the account of the Holders, and (y) if to the holders of the Pari Passu Indebtedness to the agent or representative for such holders.

(d) For purposes of applying payments received in accordance with this Section 10.1, the Collateral Agent shall be entitled to rely upon (i) the Trustee, and (ii) the agent or representative for the holders of the Pari Passu Indebtedness for a determination (which the Trustee and such agent for the holders of the Pari Passu Indebtedness agree (or shall agree) to provide) of the outstanding Secured Obligations owed to the Holders or holders of the Pari Passu Indebtedness, as the case may be.

(e) It is understood that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Secured Obligations.

ARTICLE XI

MISCELLANEOUS

SECTION 11.1 Rights of Collateral Agent.

(a) The Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of the Pledged Collateral), in accordance with this Agreement and the Indenture. Each Notes Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Pledged Collateral hereunder, it being understood and agreed by such Notes Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of the Notes Secured Parties in accordance with the terms of this Agreement. The Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by them in good faith.

(b) If any item of Pledged Collateral also constitutes collateral granted to the Collateral Agent under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other deed of trust, mortgage, security agreement, pledge or instrument of any type in respect of such collateral, the provisions hereof shall control.

SECTION 11.2 Collateral Agent May Perform; Collateral Agent Appointed Attorneys-in-Fact. If any Pledgor shall fail to perform any covenants contained in this Agreement (including such Pledgor’s covenants to (i) pay the premiums in respect of all required insurance policies hereunder, (ii) pay Charges, (iii) make repairs, or (iv) discharge Liens or pay or perform any obligations of such Pledgor under any Pledged Collateral) or if any representation or warranty on the part of any Pledgor contained herein shall be breached, the Collateral Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that the Collateral Agent shall not in any event be bound to inquire into the validity of any tax, lien, imposition or other obligation which such Pledgor fails to pay or perform as and when required hereby and which such Pledgor does not contest in accordance with the provisions of Section 4.12 hereof. Any and all amounts so expended by the Collateral Agent shall be paid by the Pledgors in accordance with the provisions of Section 10.03 of the Indenture. Neither the provisions of this Section 11.2 nor any action taken by the Collateral Agent pursuant to the provisions of this Section 11.2 shall prevent any such failure to observe any covenant contained in this Agreement or any breach of representation or warranty from constituting an Event of Default. Each Pledgor hereby appoints the Collateral Agent its attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time in the Collateral Agent’s discretion to take any action and to execute any instrument consistent with the terms of the Indenture, this Agreement and the other Indenture Documents which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Each Pledgor hereby ratifies all that such attorneys-in-fact shall lawfully do or cause to be done by virtue hereof. Notwithstanding anything in this Section 11.2 to the contrary, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 11.2 unless an Event of Default has occurred and is continuing.

SECTION 11.3 Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon the Pledgors, their respective successors and assigns and (ii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and the other Notes Secured Parties and each of their respective successors, permitted transferees and permitted assigns. No other persons (including any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Notes Secured Party may assign or otherwise transfer any obligations held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Notes Secured Party, herein or otherwise, subject however, to the provisions of the Indenture.

SECTION 11.4 Termination; Release. This Agreement shall terminate and the Pledged Collateral shall be released from the Lien of this Agreement upon the payment in full of all of the Secured Obligations or with respect to the Indenture Obligations, upon Legal Defeasance or Covenant Defeasance in accordance with the provisions of the Indenture, satisfaction and discharge of the Indenture in accordance with the provisions of the Indenture or otherwise in accordance with the Indenture. Subject to the Intercreditor Agreement, a Pledgor shall automatically be released from its obligations hereunder and the security interests and the Liens resulting from this Agreement in the Collateral and the Liens resulting from this Agreement of such Pledgor shall be automatically released upon the consummation of any transaction or series of transactions permitted by the Indenture as a result of which all of the Equity Interests of such Pledgor have been disposed of to a Person other than another Pledgor or Subsidiary thereof. Upon termination hereof, the security interests granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the applicable Pledgor or to such other person as may be entitled thereto pursuant to any Legal Requirement. Upon termination hereof or any disposition or release of Pledged Collateral or the release of a Pledgor, in each case, in accordance with the provisions of the Indenture, subject to the terms of the Intercreditor Agreement, the Collateral Agent shall promptly, upon the written request and at the sole cost and expense of the Pledgors, (i) assign, transfer and deliver to the Pledgors, against receipt and without recourse to or warranty by the Collateral Agent except that the Collateral Agent has not assigned or otherwise transferred its security interest in the Pledged Collateral, such of the Pledged Collateral to be released (in the case of a release) as may be in possession or control of the Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, with such endorsements or proper documents and instruments (including UCC-3 termination statements or releases) acknowledging the termination hereof or the release of such Pledged Collateral, as the case may be and (ii) take any other action (at the expense of the Pledgors) reasonably requested to effectuate or evidence such termination or release. In addition the Collateral Agent will release automatically without the need for any further action by any Person, from the Lien created by the Collateral Documents (i) Collateral that is sold, transferred, disbursed or otherwise disposed of to a Person other than to a Pledgor to the extent such sale, transfer, disbursement or disposition is not prohibited by the provisions of the Indenture; provided that any products or proceeds received by the Issuer or a Guarantor in respect of any such Collateral shall continue to constitute Collateral to the extent required by the Indenture and the Collateral Documents; (ii) the property and assets of a Pledgor upon the release of such Pledgor from its Note Guarantee in accordance with the terms of the Indenture; (iii) any property or asset of a Pledgor that is or becomes Excluded Property; and (iv) to the extent required by the Intercreditor Agreement; provided, however, that notwithstanding any other provision of the Indenture or the Collateral Documents, Liens securing all or substantially all of the Collateral may be released only pursuant to the terms of the first sentence of this Section 11.4.

SECTION 11.5 Modification in Writing No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Indenture and unless in writing and signed by the Collateral Agent. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.

SECTION 11.6 Notices. Unless otherwise provided herein or in the Indenture, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Indenture, as to any Pledgor, addressed to it at the address of the Issuer set forth in the Indenture and as to the Collateral Agent, addressed to it at the following address:

The Bank of New York Mellon

101 Barclay Street, Floor 4W

New York, NY 10286

Attention: Corporate Trust Administration

or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 11.6.

In addition to the foregoing, the Collateral Agent agrees to accept and act upon notice, instructions or directions pursuant to the Indenture sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods. If the party elects to give the Collateral Agent e-mail or facsimile instructions (or instructions by a similar electronic method) and the Collateral Agent in its discretion elects to act upon such instructions, the Collateral Agent’s understanding of such instructions shall be deemed controlling. The Collateral Agent shall not be liable for any losses, costs or expenses arising directly or indirectly from the Collateral Agent’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The party providing electronic instructions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Collateral Agent, including without limitation the risk of the Collateral Agent acting on unauthorized instructions, and the risk or interception and misuse by third parties.

SECTION 11.7 Governing Law, Consent to Jurisdiction and Service of Process; Waiver of Jury Trial. (a) THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(b) EACH PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY INDENTURE DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER INDENTURE DOCUMENT OR OTHERWISE SHALL AFFECT ANY RIGHT THAT THE TRUSTEE, THE COLLATERAL AGENT OR ANY OTHER NOTES SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER INDENTURE DOCUMENT AGAINST ANY PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) EACH PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER INDENTURE DOCUMENT IN ANY COURT REFERRED TO IN SECTION 11.7(b). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY INDENTURE DOCUMENT, IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELECOPY) IN SECTION 11.6. NOTHING IN THIS AGREEMENT OR ANY OTHER INDENTURE DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LEGAL REQUIREMENTS.

(e) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER INDENTURE DOCUMENT, THE TRANSACTIONS OR THE OTHER TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.7.

SECTION 11.8 Severability of Provisions. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 11.9 Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 11.10 Business Days. In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the immediately succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

SECTION 11.11 Waiver of Stay. Each Pledgor covenants that in the event that such Pledgor or any property or assets of such Pledgor shall hereafter become the subject of a voluntary or involuntary proceeding under the Bankruptcy Code or such Pledgor shall otherwise be a party to any federal or state bankruptcy, insolvency, moratorium or similar proceeding to which the provisions relating to the automatic stay under Section 362 of the Bankruptcy Code or any similar provision in any such Legal Requirement is applicable, then, in any such case, whether or not the Collateral Agent has commenced foreclosure proceedings under this Agreement, such Pledgor shall not, and each Pledgor hereby expressly waives its right to (to the extent it may lawfully do so) at any time insist upon, plead or in any way whatsoever, claim or take the benefit or advantage of any such automatic stay or such similar provision as it relates to the exercise of any of the rights and remedies (including any foreclosure proceedings) available to the Collateral Agent as provided in this Agreement, in any other Collateral Document or any other document evidencing the Secured Obligations. Each Pledgor further covenants that it will not hinder, delay or impede the execution of any power granted herein to the Collateral Agent, but will suffer and permit the execution of every such power as though no law relating to any stay or similar provision had been enacted.

SECTION 11.12 No Credit for Payment of Taxes or Imposition. No Pledgor shall be entitled to any credit against the principal, premium, if any, or interest payable under the Indenture Documents, and such Pledgor shall not be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any tax on the Pledged Collateral or any part thereof.

SECTION 11.13 No Claims Against the Collateral Agent. Nothing contained in this Agreement shall constitute any consent or request by the Collateral Agent, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Pledged Collateral or any part thereof, nor as giving any Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Collateral Agent in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.

SECTION 11.14 No Release. Nothing set forth in this Agreement shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on such Pledgor’s part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any person under or in respect of any of the Pledged Collateral or shall impose any obligation on the Collateral Agent or any other Notes Secured Party to perform or observe any such term, covenant, condition or agreement on such Pledgor’s part to be so performed or observed or shall impose any liability on the Collateral Agent or any other Notes Secured Party for any act or omission on the part of such Pledgor relating thereto or for any breach of any representation or warranty on the part of such Pledgor contained in this Agreement, the Indenture or the other Indenture Documents, or under or in respect of the Pledged Collateral or made in connection herewith or therewith. The obligations of each Pledgor contained in this Section 11.14 shall survive the termination hereof and the discharge of such Pledgor’s other obligations under this Agreement, the Indenture and the other Indenture Documents or the resignation or removal of the Collateral Agent.

SECTION 11.15 Overdue Amounts. Until paid, all amounts due and payable under this Agreement shall constitute Secured Obligations and in the case of Indenture Obligations, shall bear interest, whether before or after judgment, at the rate that is 1% per annum in excess of the rate then in effect on the Notes in accordance with Section 4.01 of the Indenture.

SECTION 11.16 Actions Requiring Governmental Authority Approval. The Collateral Agent acknowledges and agrees that its rights and remedies with respect to the Pledged Shares of any Regulated Subsidiary may be subject to the requirements of the applicable statutory rules and regulations. The Collateral Agent and the other Notes Secured Parties further recognize and acknowledge that (i) the disposition or transfer of any such Pledged Shares, (ii) any direct or indirect change of control of any Regulated Subsidiary, (iii) any direct or indirect exercise of management control or other control over any Regulated Subsidiary, and (iv) payment of dividends and distributions by any Regulated Subsidiary may be subject to regulatory restrictions (including the need to obtain the consent or approval of applicable self-regulatory authorities and other applicable regulatory authorities) and that the creation of the pledge in such Pledged Shares may require notification to applicable regulatory authorities.

SECTION 11.17 Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due from any Pledgor hereunder in the currency expressed to be payable herein (the “Judgment Currency”) into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures any Notes Secured Party could purchase the Judgment Currency with such other currency at such Notes Secured Party’s New York office on the Business Day preceding that on which final judgment is given. The obligations of any Pledgor in respect of any sum due to any Notes Secured Party hereunder shall, notwithstanding any judgment in a currency other than the Judgment Currency, be discharged only to the extent that on the Business Day following receipt by such Notes Secured Party of any sum adjudged to be so due in such other currency such Notes Secured Party may in accordance with normal banking procedures purchase the Judgment Currency with such other currency; if the amount of the Judgment Currency so purchased is less than the sum originally due to such Notes Secured Party in the Judgment Currency, each Pledgor agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify the Notes Secured Party against such loss, and if the amount of the Judgment Currency so purchased exceeds the sum originally due to such Notes Secured Party in the Judgment Currency, such Notes Secured Party agrees to remit such excess to such Pledgor.

SECTION 11.18 Obligations Absolute. All obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:

(a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Pledgor;

(b) any lack of validity or enforceability of any Indenture Document, or any other agreement or instrument relating thereto against any Pledgor;

(c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Indenture Document or any other agreement or instrument relating thereto;

(d) any pledge, exchange, release or non-perfection or loss of priority of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

(e) any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, or any Indenture Document; or

(f) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor.

SECTION 11.19 Pari Passu Indebtedness. If the Issuer or any Guarantor incurs any Pari Passu Indebtedness, an authorized representative of the holders of such Pari Passu Indebtedness (or if there is no authorized representative, then all holders of such Pari Passu Indebtedness) shall enter into an Accession Agreement, and thereafter the relationship between the Holders of the Notes and holders of the Pari Passu Indebtedness will be governed by this Agreement.

(b) Each of the Notes Secured Parties and the holders of the Pari Passu Indebtedness agree that:

(i) notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens on the Collateral securing the Indenture Obligations and the Pari Passu Payment Lien Obligations, the Liens securing all such Indebtedness shall be of equal priority; and

(ii) the Indenture Obligations and the Pari Passu Payment Lien Obligations may be increased, extended, renewed, replaced, restated, supplemented, restructured, refunded, refinanced or otherwise amended from time to time, in each case, to the extent permitted by the Intercreditor Agreement, if any, the Indenture and the Pari Passu Payment Lien Documents.

(c) The Collateral Agent shall act in relation to the Collateral in accordance with the instructions of the majority in aggregate principal amount of the then outstanding Indenture Obligations and the Pari Passu Payment Lien Obligations, if any (the “Instructing Group”); provided, however, any Notes held by the Issuer or an Affiliate of the Issuer and any Pari Passu Payment Lien Obligations held by the Issuer or an Affiliate of the Issuer shall be deemed not to be outstanding for purposes of the Instructing Group, except that in determining whether the Collateral Agent shall be protected in relying upon such direction, only those Notes and Pari Passu Payment Lien Obligations that a Responsible Officer of the Collateral Agent actually knows to be so owned shall be so disregarded. If the Collateral

Agent shall not have received appropriate instruction within 10 days prior to a request therefor from the Instructing Group (or such shorter period as may be reasonably requested) it may, but shall be under no duty, to take or refrain from taking such action as it shall determine in good faith; provided, that the Collateral Agent shall have no liability for such action or inaction.

(d) As between the Holders of the Notes and the holders of Pari Passu Indebtedness, only the Instructing Group shall have the right to direct the Collateral Agent in conducting foreclosures and in taking other actions with respect to the Collateral, and the authorized representatives of other Indebtedness have no right to take actions with respect to the Collateral. The Instructing Group shall have the sole right to instruct the Collateral Agent to act or refrain from acting with respect to the Collateral, and the Collateral Agent shall not follow any instructions with respect to such Collateral from any other Person. No authorized representative of any Indebtedness (other than the Instructing Group) will instruct the Collateral Agent to commence any judicial or non-judicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interests in or realize upon, or take any other action available to it in respect of, the Collateral.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Security Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

KCG HOLDINGS, INC.
as Pledgor

By:	/s/ John McCarthy
Name:	John McCarthy
Title:	General Counsel and Secretary

GETCO, LLC GETCO HOLDING COMPANY LLC GLOBAL COLOCATION SERVICES LLC KNIGHT CAPITAL GROUP, INC. KNIGHT CAPITAL HOLDINGS LLC as Pledgors and as Guarantors

By:	/s/ John McCarthy
Name:	John McCarthy
Title:	General Counsel and Secretary

Allagash-Security Agreement

Accepted and Agreed to:

THE BANK OF NEW YORK MELLON as Collateral Agent and Trustee

By:	/s/ Francine Kincaid
Name:	Francine Kincaid
Title:	Vice President

Allagash-Security Agreement

SCHEDULE 1

PERFECTION STEPS

Schedule 1 to Security Agreement

EXHIBIT 1

[Form of]

ACKNOWLEDGMENT BY ISSUER OF PLEDGED SECURITIES

The undersigned hereby (i) acknowledges receipt of a copy of that certain Security Agreement dated as of March 13, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), made by KCG Holdings, Inc., a Delaware corporation, the Guarantors party thereto, The Bank of New York Mellon, as Trustee, and The Bank of New York Mellon, as Collateral Agent, (ii) agrees promptly to note on its books the security interests granted to the Collateral Agent and confirmed under the Security Agreement, (iii) agrees that it will comply with instructions of the Collateral Agent or its nominee with respect to the applicable Securities Collateral without further consent by the applicable Pledgor, (iv) agrees that the “issuer’s jurisdiction” (as defined in Section 8-110 of the UCC) is the State of New York, U.S.A., (v) agrees to notify the Collateral Agent upon obtaining knowledge of any interest in favor of any person in the applicable Securities Collateral that is adverse to the interest of the Collateral Agent therein and (vi) waives any right or requirement at any time hereafter to receive a copy of the Security Agreement in connection with the registration of any Securities Collateral thereunder in the name of the Collateral Agent or its nominee or the exercise of voting rights by the Collateral Agent or its nominee.

[ ]

By:
Name:
Title:

Issuer’s Acknowledgment

EXHIBIT 2

[Form of]

SECURITIES PLEDGE AMENDMENT

This Security Pledge Amendment, dated as of [                    ,         ] (the “Pledge Amendment”) is delivered pursuant to Section 5.1 of that certain Security Agreement dated as of March 13, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), made by KCG Holdings, Inc., a Delaware corporation, the Guarantors party thereto, The Bank of New York Mellon, as Trustee, and The Bank of New York Mellon, as Collateral Agent. The undersigned hereby agrees that this Pledge Amendment may be attached to the Security Agreement and that the Pledged Securities and/or Intercompany Notes listed on this Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

[ ]

By:
Name:
Title:

AGREED TO AND ACCEPTED:

THE BANK OF NEW YORK MELLON, as Collateral Agent

By:
Name:
Title:

Securities Pledge Amendment Page 1 of 2

PLEDGED SECURITIES

ISSUER	CLASS OF STOCK OR INTERESTS	PAR VALUE	CERTIFICATE NO(S).	NUMBER OF SHARES OR INTERESTS	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER

INTERCOMPANY NOTES

ISSUER	PRINCIPAL AMOUNT	DATE OF ISSUANCE	INTEREST RATE	MATURITY DATE

Securities Pledge Amendment Page 2 of 2

EXHIBIT 3

[Form of]

JOINDER AGREEMENT

[Name of New Pledgor]

[Address of New Pledgor]

[Date]

Ladies and Gentlemen:

Reference is made to that certain Security Agreement dated as of March 13, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), made by KCG Holdings, Inc., a Delaware corporation, the Guarantors party thereto, The Bank of New York Mellon, as trustee (in such capacity, together with its successors and assigns, the “Trustee”) and The Bank of New York Mellon, as collateral agent (in such capacity, together with its successors and assigns, the “Collateral Agent”).

This joinder agreement supplements the Security Agreement and is delivered by the undersigned, [                                        ] (the “New Pledgor”), pursuant to Section 3.5 of the Security Agreement. The New Pledgor hereby agrees to be bound as a Guarantor and as a Pledgor by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the execution date of the Security Agreement. The New Pledgor also hereby agrees to be bound as a party by all of the terms, covenants and conditions applicable to it set forth in the Indenture to the same extent that it would have been bound if it had been a signatory to the Indenture on the execution date of the Indenture. Without limiting the generality of the foregoing, the New Pledgor hereby grants and pledges to the Trustee and the Collateral Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Pledged Collateral and expressly assumes all obligations and liabilities of a Guarantor under the Indenture and a Pledgor under the Security Agreement. The New Pledgor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Pledgors contained in the Security Agreement and the Guarantors under the Indenture, and also indemnifies the Collateral Agent and the Trustee to the same extent that the Pledgors and Guarantors indemnify the Collateral Agent and Trustee in the Security Agreement and the Indenture.

Joinder Agreement Page 1 of 3

Annexed hereto are supplements to each of the Schedules to the Security Agreement with respect to the New Pledgor. Such supplements shall be deemed to be part of the Security Agreement.

This joinder agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement. Delivery of an executed counterpart of this joinder agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this joinder agreement.

THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Remainder of this page intentionally left blank]

Joinder Agreement Page 2 of 3

IN WITNESS WHEREOF, the New Pledgor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[NEW PLEDGOR]

By:
Name:
Title:

AGREED TO AND ACCEPTED:

THE BANK OF NEW YORK MELLON, as Collateral Agent and as Trustee

By:
Name:
Title:

[Schedules to be attached]

Joinder Agreement Page 3 of 3

EXHIBIT 4

[Form of]

COPYRIGHT SECURITY AGREEMENT

This Copyright Security Agreement (this “Copyright Security Agreement”), dated as of March 13, 2015, by KCG Holdings, Inc., a Delaware corporation (the “Issuer”) and each Guarantor listed on Schedule 1 hereto (collectively, the “Guarantors,” together with the Issuer, the “Pledgors”), in favor of The Bank of New York Mellon, in its capacity as Collateral Agent pursuant to the Indenture dated as of March 13, 2015 (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to a Security Agreement dated as of March 13, 2015 (the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Copyright Security Agreement.

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the ratable benefit of the Notes Secured Parties, to enter into the Indenture, the Pledgors hereby agree with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Copyright Collateral. Each Pledgor hereby acknowledges that it has, pursuant to the Security Agreement, pledged and granted to the Collateral Agent for the ratable benefit of the Notes Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor (collectively, the “Copyright Collateral”):

(a)	Copyrights of such Pledgor listed on Schedule 2[1] attached hereto; and

(b)	all Proceeds of any and all of the foregoing (other than Excluded Property).

SECTION 3. Security Agreement. The security interest referenced in this Copyright Security Agreement is in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement, and the Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4. Termination. Upon the full payment and performance of the Secured Obligations, upon written request of the Issuer, the Collateral Agent shall execute, acknowledge, and deliver to the

1.	List the Copyrights identified in the Perfection Certificate.

Copyright Security Agreement Page 1 of 3

Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Copyrights under the Security Agreement as referenced in this Copyright Security Agreement.

[Signature Page Follows]

Copyright Security Agreement Page 2 of 3

IN WITNESS WHEREOF, each Pledgor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[PLEDGORS]

By:
Name:
Title:

[GUARANTORS][2]

By:
Name:
Title:

THE BANK OF NEW YORK MELLON, as Collateral Agent

By:
Name:
Title:

2.	This agreement needs to be executed only by any Guarantor that owns Copyright Collateral.

Copyright Security Agreement Page 3 of 3

SCHEDULE 1

to

COPYRIGHT SECURITY AGREEMENT

GUARANTORS

NAME	ADDRESS

Schedule 1 to Copyright Security Agreement

SCHEDULE 2

to

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS

Copyright Registrations:

OWNER	REGISTRATION NUMBER	TITLE

Copyright Applications:

OWNER	TITLE

Schedule 2 to Copyright Security Agreement

EXHIBIT 5

[Form of]

PATENT SECURITY AGREEMENT

This Patent Security Agreement (this “Patent Security Agreement”), dated as of March 13, 2015 by KCG Holdings, Inc., a Delaware corporation (the “Issuer”) and each Guarantor listed on Schedule 1 hereto (collectively, the “Guarantors,” and together with the Issuer, the “Pledgors”), in favor of The Bank of New York Mellon, in its capacity as Collateral Agent pursuant to the Indenture dated as of March 13, 2015 (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to a Security Agreement dated as of March 13, 2015 (the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Patent Security Agreement.

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the ratable benefit of the Notes Secured Parties, to enter into the Indenture, the Pledgors hereby agree with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Patent Collateral. Each Pledgor hereby acknowledges that it has, pursuant to the Security Agreement, pledged and granted to the Collateral Agent for the ratable benefit of the Notes Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor (collectively, the “Patent Collateral”):

(a)	Patents of such Pledgor listed on Schedule 2[1] attached hereto; and

(b)	all Proceeds of any and all of the foregoing (other than Excluded Property).

SECTION 3. Security Agreement. The security interest referenced in this Patent Security Agreement is in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement, and the Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4. Termination. Upon the full payment and performance of the Secured Obligations, upon written request of the Issuer, the Collateral Agent shall execute, acknowledge, and deliver to the

1.	List the Patents identified in the Perfection Schedule.

Patent Security Agreement Page 1 of 3

Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Patents under the Security Agreement as referenced in this Patent Security Agreement.

[Signature Page Follows]

Patent Security Agreement Page 2 of 3

IN WITNESS WHEREOF, each Pledgor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[PLEDGORS]

By:
Name:
Title:

[GUARANTORS][2]

By:
Name:
Title:

Accepted and Agreed:

THE BANK OF NEW YORK MELLON, as Collateral Agent

By:
Name:
Title:

2.	This agreement needs to be executed only by any Guarantor that owns Patent Collateral.

Patent Security Agreement Page 3 of 3

SCHEDULE 1

to

PATENT SECURITY AGREEMENT

GUARANTORS

NAME	ADDRESS

Schedule 1 to Patent Security Agreement

SCHEDULE 2

to

PATENT SECURITY AGREEMENT

PATENT REGISTRATIONS AND APPLICATIONS

Patent Registrations:

OWNER	REGISTRATION NUMBER	TITLE

Patent Applications:

OWNER	TITLE

Schedule 2 to Patent Security Agreement

EXHIBIT 6

[Form of]

TRADEMARK SECURITY AGREEMENT

This Trademark Security Agreement (this “Trademark Security Agreement”), dated as of March 13, 2015 by KCG Holdings, Inc., a Delaware corporation (the “Issuer”) and each Guarantor listed on Schedule 1 hereto (collectively, the “Guarantors,” together with the Issuer, the “Pledgors”), in favor of The Bank of New York Mellon, in its capacity as Collateral Agent pursuant to the Indenture dated as of March 13, 2015 (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to a Security Agreement dated as of March 13, 2015 (the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Trademark Security Agreement.

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the ratable benefit of the Notes Secured Parties, to enter into the Indenture, the Pledgors hereby agree with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral. Each Pledgor hereby acknowledges that it has, pursuant to the Security Agreement, pledged and granted to the Collateral Agent for the ratable benefit of the Notes Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor (collectively, the “Trademark Collateral”):

(a)	Trademarks of such Pledgor listed on Schedule 2[1] attached hereto;

(b)	all goodwill associated with such Trademarks; and

(c)	all Proceeds of any and all of the foregoing (other than Excluded Property).

SECTION 3. Security Agreement. The security interest referenced in this Trademark Security Agreement is in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement, and the Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

1.	List the Trademarks identified in the Perfection Certificate.

Trademark Security Agreement Page 1 of 3

SECTION 4. Termination. Upon the full payment and performance of the Secured Obligations, upon written request of the Issuer, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Trademarks under the Security Agreement as referenced in this Trademark Security Agreement.

[Signature Page Follows]

Trademark Security Agreement Page 2 of 3

IN WITNESS WHEREOF, each Pledgor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[PLEDGORS]

By:
Name:
Title:

[GUARANTORS][2]

By:
Name:
Title:

Accepted and Agreed:

THE BANK OF NEW YORK MELLON,
as Collateral Agent

By:
Name:
Title:

2.	This agreement needs to be executed only by any Guarantor that owns Trademark Collateral.

Trademark Security Agreement Page 3 of 3

SCHEDULE 1

to

TRADEMARK SECURITY AGREEMENT

GUARANTORS

NAME	ADDRESS

Schedule 1 to Trademark Security Agreement

SCHEDULE 2

to

TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND APPLICATIONS

Trademark Registrations:

OWNER	REGISTRATION NUMBER	TITLE

Trademark Applications:

OWNER	TITLE

EXHIBIT 7

[Form of]

ACCESSION AGREEMENT

ACCESSION AGREEMENT (this “Agreement”), dated as of                      , 201_, is by and among [                                             ] (the “New Secured Party”), KCG Holdings, Inc., a Delaware corporation (the “Issuer”) and [                                        ] (each a “Guarantor”, and together with the Issuer and any other entity that becomes a pledgor hereunder pursuant to Section 3.5 of the Security Agreement (as defined below), collectively, the “Pledgors” and each, an “Pledgor”) and THE BANK OF NEW YORK MELLON, as collateral agent (together with any successor thereto, the “Collateral Agent”) for the benefit of the Notes Secured Parties (as defined in the Security Agreement referred to below).

Reference is hereby made to that certain Security Agreement dated as of March 13, 2015 (the “Security Agreement”) among the Pledgors and the Collateral Agent. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Security Agreement.

WHEREAS, the New Secured Party wishes to become a “Notes Secured Party” under the Security Agreement and the other Collateral Documents as contemplated under Section 11.19 of the Security Agreement, the New Secured Party hereby agrees as follows:

1. Effective Date. The effective date for this Agreement shall be                     , 201     (the “Effective Date”).

2. Accession. The New Secured Party, as [agent] under that certain [Loan Agreement], dated as of [                    ], 201[    ] (the “New Loan Document”), among the Issuer, the Guarantors[, any other parties] and the New Secured Party, hereby agrees to become party as a Notes Secured Party under the Security Agreement and the other Collateral Documents to which a Notes Secured Party is a party for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Security Agreement and the other Collateral Documents as fully as if the New Secured Party had executed and delivered the Security Agreement and the other Collateral Documents to which a Notes Secured Party is a party as of the date thereof.

3. Rights and Obligations under Security Agreement. Upon the execution and delivery of this Agreement by the New Secured Party, from and after the Effective Date, the New Secured Party shall be a party to the Security Agreement and the other Collateral Documents to which a Notes Secured Party is a party and have the obligations and rights of a Notes Secured Party under the Security Agreement and the other Collateral Documents. In furtherance of the foregoing, each Pledgor shall duly authorize, prepare, execute and deliver, and cause to be, an amendment to the Collateral Documents as may be necessary to give effect to this Section 3 and Section 4, including by adding the New Secured Party’s Pari Passu Payment Lien Obligations as obligations secured by each such Collateral Document. The Collateral Agent shall, to the extent necessary for any such amendment to be effective, execute such amendment presented to it by the relevant Pledgor. To the extent that any Collateral (or proceeds thereof) comes into the possession or under the control of the Collateral Agent or any other Notes Secured Party after the date hereof in connection with any Collateral (whether arising out of action taken to enforce, collect or realize upon any such Collateral or otherwise) that is attributable to the Indenture Obligations or the Pari Passu Payment Lien Obligations, the Collateral Agent or such Notes Secured Party shall hold the same as agent and bailee for the New Secured Party and the Pledgors to give effect to Section 4 hereof, and the proceeds of such Collateral shall be applied in accordance with Section 10.1 of the Security Agreement.

4. Lien Sharing and Priority Confirmation. The New Secured Party, on behalf of itself and each holder of the Pari Passu Indebtedness under the New Loan Document for which the New Secured Party is acting as [agent] hereby agrees, for the enforceable benefit of all holders of each existing and future Indenture Obligations and Pari Passu Payment Lien Obligations and as a condition to being treated as Secured Obligations under the Security Agreement that:

(a) all Indenture Obligations and Pari Passu Payment Lien Obligations will be and are secured equally and ratably by all Liens at any time granted by the Issuer or the Guarantor or any successor company to secure any Indenture Obligations and Pari Passu Payment Lien Obligations on the Collateral for such Indenture Obligations and Pari Passu Payment Lien Obligations, and that all such Liens will be enforceable by the Collateral Agent for the benefit of all holders of Indenture Obligations and Pari Passu Payment Lien Obligations equally and ratably; and

(b) the New Secured Party and each holder of the Pari Passu Payment Lien Obligations for which the New Secured Party is acting as [agent] are bound by the provisions of the Security Agreement and the other Collateral Documents, including the provisions relating to the ranking of Liens and the order of application of proceeds from the enforcement of Liens.

5. Appointment of Collateral Agent. The New Secured Party, by its execution and delivery hereof and each holder of the Pari Passu Indebtedness, by its acceptance of the New Loan Document, consent and agree to the terms of the Collateral Documents (including, without limitation, the provisions providing for foreclosure and release of Collateral) as the same may be in effect or may be amended from time to time in accordance with their terms, and authorize and appoint The Bank of New York Mellon as the Collateral Agent, and the New Secured Party and each holder of Pari Passu Indebtedness direct the Collateral Agent to enter into the Collateral Documents and to perform its obligations and exercise its rights thereunder in accordance therewith.

6. Representations and Warranties. Each of the Pledgors represents and warrants for the benefit of each of the parties hereto and the Notes Secured Parties as of the Effective Date that the Indebtedness being provided under the New Loan Document (i) is permitted to be incurred under Section 4.09 of the Indenture, (ii) is secured by a Permitted Lien described in clause (15) of the definition of Permitted Liens, and] (iii) has been designated as Pari Passu Indebtedness in an Officers’ Certificate delivered to the Collateral Agent on or before the Effective Date, and (iv) the aggregate principal amount of such Indebtedness does not and will not at any time exceed the Maximum Pari Passu Indebtedness Principal Amount identified in the Supplement to the Intercreditor Agreement, if dated as of the Effective Date.

7. Collateral Provisions. (a) Not in limitation of the grant included in Section 2.1 of the Security Agreement, but in furtherance thereof, each Pledgor hereby reaffirms for the benefit of the New Secured Party the grant of security interest set forth in Section 2.1 of the Security Agreement and grants a security interest in all of its right, title and interest in all Collateral (as defined in the Security Agreement) in favor of the Collateral Agent, for the benefit of the Notes Secured Parties (including, without limitation, the New Secured Party and each holder of the new Pari Passu Indebtedness) to secure the Secured Obligations (as defined in the Security Agreement), including, without limitation, the Pari Passu Payment Lien Obligations owing to the holders of the new Pari Passu Indebtedness.

(b) By its signature hereto, each Pledgor hereby authorizes the Collateral Agent (but the Collateral Agent is not obligated) to file against such Pledgor, without such Pledgor’s signature, one or more financing, continuation or amendment statements pursuant to the UCC as may be necessary to establish and maintain the security interests created under the Security Agreement (which statements may describe

7

the Collateral as “all assets, whether now owned or hereafter acquired” of such Pledgor or by using words of similar effect); provided, however, such authorization shall not relieve any Pledgor from its respective obligations to take actions necessary to perfect and maintain the perfection of the Collateral Agent’s Lien on the Collateral. All charges, expenses and fees that the Collateral Agent may incur in doing any of the foregoing, and any local taxes relating thereto, shall be paid by the Pledgors to the Collateral Agent immediately upon demand.

8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

9. Notices. The address of the New Secured Party for purposes of Section 11.6 of the Security Agreement is:

[                                            ]

[                                            ]

[                                            ]

Attn: [                                 ]

Tel: [                                    ]

Fax: [                                    ]

unless changed in accordance with the terms thereof.

9. Counterparts. This Agreement may be executed in any number of counterparts which shall together constitute but one and the same agreement.

10. Third Party Beneficiary. The Holders of the Notes and the other Notes Secured Parties are intended third party beneficiaries of this Agreement.

[Remainder of this page intentionally left blank; signature page follows]

8

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

[NAME OF NEW SECURED PARTY]

By:
Name:
Title:

[PLEDGORS].

By:
Name:
Title:

[ ]

By:
Name:
Title:

9

THE BANK OF NEW YORK MELLON as Collateral Agent

By:
Name:
Title:

10